    As filed with the Securities and Exchange Commission on January 3, 1997

                 Investment Company Act File No. 811-_________

      -------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ----------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

[ ]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]              Pre-Effective Amendment No._______________
[ ]              Post-Effective Amendment No.______________
                                    and/or
[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                            ----------------------

                              TROON PARTNERS, L.P.
               (Exact name of Registrant as specified in Charter)

                               Oppenheimer Tower
                           One World Financial Center
                                   33rd Floor
                               200 Liberty Street
                            New York, New York 10281
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (212) 667-4225

                            ----------------------

                              MITCHELL A. TANZMAN
                               Managing Director
                            Oppenheimer & Co., Inc.
                               Oppenheimer Tower
                           One World Financial Center
                                   33rd Floor
                               200 Liberty Street
                            New York, New York 10281
                    (Name and address of agent for service)

                                   Copy  to:
                           KENNETH S. GERSTEIN, ESQ.
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                            New York, New York 10022

It is proposed that this filing will become effective (check appropriate box)

               [ ] when declared effective pursuant to section 8 (c)

The following boxes should only be included and completed if the registrant is a registered closed-end management investment company or business development company which makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act and is making this filing in accordance with Rule 486 under the Securities Act.

               [ ] immediately upon filing pursuant to paragraph (b)
               [ ] on (date) pursuant to paragraph (b)
               [ ] 60 days after filing pursuant to paragraph (a)
               [ ] on (date) pursuant to paragraph (a)

If appropriate, check the following box:

               [ ] this [post-effective] amendment designates a new effective date for a previously filed [post- effective amendment] [registration statement].

                            ----------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, partnership interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in Registrant may only be made by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any partnership interests in Registrant.

                                    FORM N-2

                              TROON PARTNERS, L.P.

                             CROSS REFERENCE SHEET

                            Pursuant to Rule 495(a)

  PART A
ITEM NUMBER                    CAPTION                                  PROSPECTUS CAPTION
-----------                    -------                                  ------------------
    1.          Outside Front Cover                     Outside Front Cover of Confidential Memorandum


    2.          Inside Front and Outside Back Cover     Outside Front Cover of Confidential Memorandum
                Page


    3.          Fee Table and Synopsis                  Summary of Terms; Fees and Expenses; Capital
                                                        Accounts and Allocations - Incentive Allocation


    4.          Financial Highlights                    Not Applicable


    5.          Plan of Distribution                    Not Applicable


    6.          Selling Shareholders                    Not Applicable


    7.          Use of Proceeds                         Not Applicable


    8.          General Description of the              Summary of Terms; The Partnership; Investment
                Registrant                              Program; Types of Investments and Related Risk
                                                        Factors; Additional Risk Factors


    9.          Management                              Summary of Terms; The Partnership; Individual
                                                        General Partners; The Manager, Opco and MAMC;
                                                        Brokerage; Fees and Expenses; Capital Accounts and
                                                        Allocations - Incentive Allocation; Additional
                                                        Information and Summary of Limited Partnership
                                                        Agreement - Custodian

  PART A
ITEM NUMBER                    CAPTION                                  PROSPECTUS CAPTION
-----------                    -------                                  ------------------
    10.         Capital Stock, Long-Term Debt, and      Summary of Terms; Voting; Capital Accounts and
                Other Securities                        Allocations; Subscription for Interests;
                                                        Redemptions, Repurchases of Interests and
                                                        Transfers; Tax Aspects; Additional Information and
                                                        Summary of Limited Partnership Agreement


    11.         Defaults and Arrears on Senior          Not Applicable
                Securities


    12.         Legal Proceedings                       Not Applicable


    13.         Table of Contents of the Statement      Not Applicable
                of Additional Information




  PART B
ITEM NUMBER                    CAPTION                                  PROSPECTUS CAPTION
-----------                    -------                                  ------------------
    14.         Cover Page                              Not Applicable


    15.         Table of Contents                       Not Applicable


    16.         General Information and History         Not Applicable


    17.         Investment Objective and Policies       Summary of Terms; Investment Program; Types of
                                                        Investments and Related Risk Factors; Additional
                                                        Risk Factors; Brokerage


    18.         Management                              Summary of Terms; Individual General Partners


    19.         Control Persons and Principal           The Manager, Opco and MAMC
                Holders of Securities

  PART B
ITEM NUMBER                    CAPTION                                 PROSPECTUS CAPTION
-----------                    -------                                 -------------------
    20.         Investment Advisory and Other           Summary of Terms; The Manager, Opco and MAMC; Fees
                Services                                and Expenses; Capital Accounts and Allocations -
                                                        Incentive Allocations; Additional Information and
                                                        Summary of Limited Partnership Agreement


    21.         Brokerage Allocation and Other          Conflicts of Interest; Brokerage
                Practices


    22.         Tax Status                              Summary of Terms; Tax Aspects


    23.         Financial Statements                    Because Registrant has no assets, financial
                                                        statements are omitted.

                                                   Copy Number:
                                                               -----------------


                         ----------------------------

                              TROON PARTNERS, L.P.


                         ----------------------------

                            CONFIDENTIAL MEMORANDUM
                                  JANUARY 1997

                         ----------------------------

                            TROON MANAGEMENT, L.L.C.

                               INVESTMENT ADVISER
                                GENERAL PARTNER

                         ----------------------------

                               OPPENHEIMER TOWER
                     ONE WORLD FINANCIAL CENTER, 33RD FLOOR
                               200 LIBERTY STREET
                           NEW YORK, NEW YORK  10281
                                 (212) 667-4225

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF TROON PARTNERS, L.P. AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE LIMITED PARTNERSHIP INTERESTS OF TROON PARTNERS, L.P. HAVE NOT BEEN FILED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE GOVERNMENTAL AGENCY OR REGULATORY AUTHORITY OR ANY NATIONAL SECURITIES EXCHANGE. NO AGENCY, AUTHORITY OR EXCHANGE HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE LIMITED PARTNERSHIP INTERESTS OF TROON PARTNERS, L.P. OFFERED HEREBY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TO ALL INVESTORS

THE LIMITED PARTNERSHIP INTERESTS OF TROON PARTNERS, L.P. WHICH ARE DESCRIBED IN THIS CONFIDENTIAL MEMORANDUM HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES. THE OFFERING CONTEMPLATED BY THIS CONFIDENTIAL MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

THIS CONFIDENTIAL MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF LIMITED PARTNERSHIP INTERESTS IN TROON PARTNERS, L.P. IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING TROON PARTNERS, L.P. THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS CONFIDENTIAL MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS CONFIDENTIAL MEMORANDUM OR THE EXHIBITS HERETO.

THIS CONFIDENTIAL MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE LIMITED PARTNERSHIP INTERESTS DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISERS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT).

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS CONFIDENTIAL MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN TROON PARTNERS, L.P. FOR SUCH INVESTOR.

THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LIMITED PARTNERSHIP AGREEMENT OF TROON PARTNERS, L.P., THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY
BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR UP TO TWO (2) YEARS FROM THE DATE THAT A REPURCHASE REQUEST HAS BEEN MADE BY AN INVESTOR.

                           FOR GEORGIA RESIDENTS ONLY

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE
SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

                               TABLE OF CONTENTS

                                                                                                                     PAGE
SUMMARY OF TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . iii

THE PARTNERSHIP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

STRUCTURE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

INVESTMENT PROGRAM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

TYPES OF INVESTMENTS AND RELATED RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

ADDITIONAL RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

PERFORMANCE INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

INDIVIDUAL GENERAL PARTNERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

THE MANAGER, OPCO AND MAMC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

VOTING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

CONFLICTS OF INTEREST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

BROKERAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

FEES AND EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

CAPITAL ACCOUNTS AND ALLOCATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

SUBSCRIPTION FOR INTERESTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

TAX ASPECTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

ERISA CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

ADDITIONAL INFORMATION AND SUMMARY OF LIMITED PARTNERSHIP AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . .  52

APPENDIX - PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1

                                SUMMARY OF TERMS

                 The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the limited partnership agreement of Troon Partners, L.P. (the "Partnership Agreement"), each of which should be read carefully and retained by any prospective investor.

The Partnership              Troon Partners, L.P. (the "Partnership") is a
                             newly organized Delaware limited partnership, registered under the Investment Company Act of 1940 (the "1940 Act") as a closed-end, non-diversified, management investment company.

                             The Partnership is a specialized investment vehicle that may be referred to as a registered private investment partnership. The Partnership is similar to an unregistered private investment partnership in that (i) the Partnership's portfolio may be more actively managed than most other investment companies, (ii) limited partnership interests in the Partnership will be sold in large minimum denominations in private placements solely to high net worth individual and institutional investors, and thus will be restricted as to transfer, and (iii) the capital accounts of Limited Partners in the Partnership will be subject to both asset-based charges and performance-based allocations in connection with the Partnership's activities. Unlike a private investment partnership but like other registered investment companies, however, the Partnership has registered under the 1940 Act to be able to offer its interests without limiting the number of investors that can participate in its investment program.

Investment Program           The Partnership's investment objective is to seek
                             long-term capital appreciation. The Partnership will pursue this objective by investing principally in publicly traded common stocks and other equity securities of U.S. companies. In seeking capital appreciation, the Partnership may also invest in equity securities of foreign issuers and in bonds and other fixed-income securities of U.S. issuers. The Manager (defined below) seeks to maximize the Partnership's ability to generate long-term capital gain by pursuing investments in securities from a long-term perspective. (See "TYPES OF INVESTMENTS AND
                             RELATED RISK FACTORS - Equity Securities,"
                             "- Bonds and Other Fixed-Income Securities" and
                             "- Foreign Securities.")

                             The philosophy of the Manager contemplates disciplined, fundamental, research-oriented value investing. The Manager will invest the Partnership's assets in the equity securities of issuers that it believes are substantially undervalued based upon its assessment of the value of their assets or their earnings growth potential, or both. The Manager may also invest in bonds and other fixed-income securities when such securities offer opportunities for capital appreciation.

                             In managing the investment portfolio of the Partnership, the Manager will attempt to be alert and flexible in seeking both to maximize the Partnership's opportunities and to conserve its capital, and may invest all or a substantial portion of the Partnership's assets in fixed-income securities and hold cash and cash equivalents for temporary defensive purposes.

                             The Partnership may use various investment strategies to hedge a portion of its investment portfolio against certain risks or to pursue its investment objective. In this regard, the Partnership may utilize leverage, sell securities short, and purchase and sell options on securities and stock indices, subject to certain limitations described elsewhere in this Confidential Memorandum. The use of these investment techniques and instruments will be an integral part of the Partnership's investment program, and involves certain risks. (See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS.")

Risk Factors                 The Partnership's investment program is
                             speculative and entails substantial risks. There can be no assurance that the Partnership's investment objective will be achieved. In particular, the Partnership's use of leverage, short selling and derivative transactions and limited diversification can, in certain circumstances, result in significant losses to the Partnership. (See "TYPES OF INVESTMENTS AND
                             RELATED RISK FACTORS - Leverage," "- Short Sales,"
                             "- Special Investment Instruments and Techniques" and "- Limited Diversification.") Investments in illiquid securities and foreign securities by the Partnership will also involve certain risks.

                             As a non-diversified investment company, there are no percentage limitations on the portion of the Partnership's assets that may be invested in the securities of any one issuer. The Partnership intends generally to invest no more than 15% of the value of its total assets in the securities of any one issuer. However, while seeking desirable investments the Partnership may temporarily exceed this limitation. As a result, its investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

                             Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations. Certain other types of securities, such as derivatives, also are affected by particular risks as described herein.

                             The Incentive Allocation (defined below) that may be debited to the capital account of each Limited Partner and credited to the capital account of the Manager may create an incentive for the Manager to cause the Partnership to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Allocation. In addition, because such allocation is calculated on a basis that includes unrealized appreciation of the Partnership's assets, such allocation may be greater than if such allocation was based solely on realized gains.

                             There are special tax risks associated with an investment in the Partnership. (See "SUMMARY OF TERMS - Taxation.")

                             The Partnership and the Manager are newly formed entities and have no operating histories upon which investors can evaluate the performance of the Partnership. The principal members of the Manager, however, together have substantial experience in managing separately managed client accounts and private investment partnerships that have investment programs that are similar to the Partnership's investment program.

                             Limited Partner interests in the Partnership will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Partnership may offer to repurchase such interests from time to time, a Limited Partner may not be able to liquidate its interest in the Partnership for up to two years. (See "SUMMARY OF TERMS - Transfer Restrictions" and "- Withdrawals and Repurchases of Interests by the Partnership.")

                             Limited Partners will be required each year to pay applicable Federal and state income taxes on their share of the Partnership's taxable income.
                             Because the Partnership does not intend to make periodic distributions of its net income or gains, if any, to the Limited Partners, the payment of any such taxes by a Limited Partner will have to be made from other sources.

Management                   Investment advice will be provided to the
                             Partnership by one of its General Partners, Troon
                             Management, L.L.C. (the "Manager"), which is also responsible for the Partnership's day-to-day management. The Manager is a joint venture between Oppenheimer & Co., Inc. ("Opco") and Mark
                             Asset Management Corporation ("MAMC"). Investment professionals employed by MAMC will manage the Partnership's investment portfolio on behalf of the Manager under Opco's supervision.

                             Opco (directly or through affiliates) provides investment advisory services to registered investment companies, private investment partnerships and individual accounts on a non-pooled basis. MAMC provides investment advisory services on a pooled and non-pooled basis to pension and profit sharing plans, to individual accounts, and to trusts, estates and charitable organizations. Morris Mark is the President, Treasurer, principal shareholder and a director of MAMC. Morris Mark also is the general partner and investment manager of a private investment fund.

                             Ultimate responsibility over the affairs of the Partnership is vested in the Partnership's five individual general partners (the "Individual General Partners"). (See "INDIVIDUAL GENERAL PARTNERS.")

Placement Agent              Opco acts as placement agent for the Partnership,
                             without special compensation from the Partnership, and will bear its own costs associated with its activities as placement agent. Opco, as managing member of the Manager and in its capacity as placement agent for the Partnership, intends to compensate its account executives for their ongoing servicing of clients with whom they have placed interests in the Partnership, and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to such clients' assets in the Partnership. (See "CONFLICTS OF INTEREST -
                             Opco.")

Conflicts of Interest        Certain conflicts of interest may arise from the
                             following: (i) Opco (directly or through affiliates) and MAMC (directly or through affiliates) each engages in investment management activities for its own account and the accounts of others in which the Partnership has no interest and may have actual or potential conflicts of interest with respect to investments made by the Manager on behalf of the Partnership; (ii) MAMC and its affiliates manage accounts (in which the Partnership has no interest) of certain other persons in accordance with an investment program that is substantially similar to the Partnership's investment program, but (a) such accounts may commit a larger percentage of their respective assets to an investment opportunity than the Manager will commit of the Partnership's assets and (b) there may be circumstances under which MAMC and its affiliates will consider participation by such accounts in investment opportunities in which the Manager does not intend to invest on behalf of the Partnership; (iii) situations may occur where the Partnership could be disadvantaged because of the investment activities conducted by MAMC and its affiliates for the other accounts they manage; (iv) the Partnership may enter into certain transactions with one or more accounts that are managed by MAMC or its affiliates, but only in accordance with the 1940 Act; (v) MAMC and/or its affiliates may in the future provide investment advisory services from time to time to private investment partnerships or other entities or accounts that are managed by Opco or its affiliates; and (vi)
                             MAMC and/or its affiliates may receive research, products and/or services in connection with the brokerage services that Opco and/or its affiliates may provide from time to time (a) to one or more entities managed by MAMC or its affiliates or (b) to the Partnership. Future activities of Opco and/or MAMC (including the principals, partners, directors, officers and employees of the foregoing or of their respective affiliates) may give rise to additional conflicts of interest. (See
                             "CONFLICTS OF INTEREST.")

Fees and Expenses            Opco provides certain management and
                             administrative services to the Partnership, including, among other things, providing office space and other support services to the Partnership. In consideration for such services, the Partnership will pay Opco a monthly management fee of 0.08333% (1% on an annualized basis) of the Partnership's net assets for the month, excluding assets attributable to the Manager's capital account (the "Opco Fee"). The Opco Fee will be paid to Opco out of the Partnership's assets, and debited against Limited Partners' capital accounts. A portion of the Opco Fee will be paid by Opco to MAMC.

                             The Partnership will bear all expenses incurred in the business of the Partnership, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Partnership's account; legal fees; accounting fees; costs of insurance; organizational and registration expenses; certain offering costs; expenses of meetings of General Partners and/or Limited Partners (collectively, the "Partners"); and the fee paid to PFPC Inc. for providing certain administration, accounting and investor services to the Partnership. (See "FEES AND EXPENSES.")

Allocation of Profit
  and Loss The net profits or net losses of the Partnership (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of the Partners at the end of each fiscal period in accordance with their respective partnership percentages for such period. Each Partner's partnership percentage will be determined by dividing as of the start of a fiscal period the balance of such Partner's capital account by the sum of the balances of the capital accounts of all Partners of the Partnership. (See "CAPITAL ACCOUNTS AND ALLOCATIONS - Allocation of Net Profits and Net Losses.")

Incentive Allocation         At the end of the twelve month period following
                             the admission of a Limited Partner to the Partnership, and generally at the end of each fiscal year thereafter, an incentive allocation of 20% of the net profits, if any, that have been credited to the capital account of such Limited
                             Partner during such period (an "Incentive
                             Allocation") will be debited from such capital account and credited to the capital account of the Manager. The Incentive Allocation will be charged to a Limited Partner only to the extent that cumulative net profits with respect to such Limited Partner through the close of any period exceeds the highest level of cumulative net profits with respect to such Limited Partner through the close of any prior period. The
                             Incentive Allocation will be adjusted for repurchases of interests by the Partnership. (See
                             "CAPITAL ACCOUNTS AND ALLOCATIONS - Incentive
                             Allocation.")

Subscription for Interests   Both initial and additional subscriptions for
                             interests by eligible investors may be accepted at such times as the Manager may determine, subject to the receipt of cleared funds on or before the acceptance date set by the Manager. The
                             Partnership reserves the right to reject any subscription for interests in the

                             Partnership. The minimum initial investment in the Partnership is $150,000 and the minimum additional investment in the Partnership is $25,000. The Partnership may, in its discretion, suspend subscriptions for interests at any time. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue Code of 1986, as amended (the "Code"). In addition, because the Partnership may generate "unrelated business taxable income" ("UBTI"), charitable remainder trusts may not want to purchase interests in the Partnership because such trusts will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI.

Initial Closing Date         The initial closing date for subscriptions of
                             interests in the Partnership is February 21, 1997.
                             The Manager, in its sole discretion, may postpone the closing date for up to 30 days.

Transfer Restrictions        Limited Partner interests in the Partnership may
                             be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Limited Partner or (ii) with the written consent of the Manager (which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances) in connection with a transfer to an entity that does not result in a change of beneficial ownership. The foregoing permitted transferees will not be allowed to become substituted Limited Partners without the consent of the Manager, which may be withheld in its sole and absolute discretion. (See
                             "REDEMPTIONS, REPURCHASES OF INTERESTS AND
                             TRANSFERS - Transfers of Interests.")

Withdrawals and Repurchases
  of Interests by the
  Partnership                No Partner in the Partnership will have the right
                             to require the Partnership to redeem such Partner's interest. The Partnership may from time to time offer to repurchase interests pursuant to written tenders by Partners. Such repurchases will be made at such times and on such terms as may be determined by the Individual General
                             Partners, in their complete and exclusive discretion. In determining whether the
                             Partnership should repurchase interests or portions thereof from Partners pursuant to written tenders, the Individual General Partners will consider the recommendation of the Manager.
                             Beginning in 1998, the Manager expects that generally it will recommend to the Individual
                             General Partners that the Partnership offer to repurchase interests from Partners once in each year, effective at the end of the year, and also intends to recommend the making of an offer to repurchase interests effective as of March 31, 1998. The
                             Individual General Partners will also consider the following factors, among others, in making such determination: (i) whether any Partners have requested to tender interests or portions thereof to the Partnership; (ii) the liquidity of the Partnership's assets; (iii) the investment plans and working capital requirements of the Partnership; (iv) the relative economies of scale with respect to the size of the Partnership;
                             (v) the history of the Partnership in repurchasing interests or portions thereof; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of interests or portions thereof.
                             (See "REDEMPTIONS, REPURCHASES OF INTERESTS AND
                             TRANSFERS - No Right of Redemption" and "-
                             Repurchases of Interests.")

                             The Partnership Agreement provides that the Partnership shall be dissolved if any Limited Partner that has submitted a written request, in accordance with the terms of the Partnership Agreement, to tender its entire interest for repurchase by the Partnership has not been permitted to do so for a period of two years.

Summary of Taxation          Counsel to the Partnership has rendered an opinion
                             that the Partnership will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes.
                             Counsel to the Partnership has also rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S.
                             Treasury Department, the Partnership will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Partnership should not be subject to Federal income tax, and each Limited Partner will be required to report on their own annual tax return such Limited Partner's distributive share of the Partnership's taxable income or loss.

                             If it were determined that the Partnership should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Partnership or otherwise), the taxable income of the Partnership would be subject to corporate income tax and any distributions of profits from the Partnership would be treated as dividends.

ERISA Plans and Other
  Tax-Exempt Entities        Investors subject to the Employee Retirement
                             Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities (each a "tax-exempt" entity) may purchase interests in the Partnership with the approval of the Manager. The Partnership may utilize leverage in connection with its trading activities. Therefore, a tax-exempt
                             Limited Partner may incur income tax liability with respect to its share of the net profits from such leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income." The Partnership will provide to tax-exempt Limited Partners such accounting information as such Partners require to report their "unrelated business taxable income" for income tax purposes.

                             Investment in the Partnership by tax-exempt entities requires special consideration. Trustees or administrators of such entities are urged to carefully review the matters discussed in this Confidential Memorandum.

Term The Partnership will continue its operations through the earlier of December 31, 2021 or the date the Partnership is otherwise terminated under the terms of the Partnership Agreement.

Reports to Partners          The Partnership will furnish to Partners as soon
                             as practicable after the end of each taxable year such information as is necessary for such Partners to complete Federal and state income tax or information returns, along with any other tax information required by law. The Partnership will also send to Partners a semi-annual and an audited annual report generally within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Manager regarding the Partnership's operations during each quarter will also be sent to Partners.

Fiscal Year                  The twelve month period ending December 31.  The
                             first fiscal year of the Partnership will commence on the date of the initial closing and will end on December 31, 1997.

                                THE PARTNERSHIP

         Troon Partners, L.P. (the "Partnership") is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Partnership was organized as a limited partnership under the laws of Delaware on December 12, 1996, and has no operating history. The Partnership's principal office is located at Oppenheimer Tower, One World Financial Center, 33rd Floor, 200 Liberty Street, New York, New York 10281, and its telephone number is (212) 667-4225. Investment advisory services are provided to the Partnership by one of the Partnership's General Partners, Troon Management, L.L.C. (the "Manager"), which is also responsible for the day-to-day management of the Partnership.
Ultimate responsibility over the affairs of the Partnership is vested in five individual General Partners (the "Individual General Partners").

                                   STRUCTURE

         The Partnership is a specialized investment vehicle that combines many of the features of a private investment partnership with those of a closed-end investment company. Private investment partnerships are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The general partners of these partnerships are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that are usually managed more conservatively than most private investment partnerships, are usually subject to relatively modest minimum investment requirements (often less than $2,000) and publicly offered to a broad range of investors. The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

         The Partnership is similar to private investment partnerships in that its investment portfolio may be actively managed and limited partnership interests in the Partnership will be sold in comparatively large minimum denominations ($150,000) in private placements solely to high net worth individual and institutional investors, whose capital accounts will be subject to both asset-based fees and performance-based allocations. However, the Partnership, like other closed-end investment companies, has registered under the 1940 Act to be able to offer its interests without limiting the number of investors that can participate in its investment program. This structure was established by the Manager to permit a larger number of investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is usually required by private investment partnerships.

                               INVESTMENT PROGRAM

         The Partnership's investment objective is to seek long-term capital appreciation. The Partnership will pursue this objective by investing principally in publicly traded common stocks and other equity securities of U.S. companies. The Manager will invest the Partnership's assets in the equity securities of issuers that it believes are substantially undervalued based upon its assessment of the value of their assets or their earnings growth potential, or both. In seeking capital appreciation, the Partnership may also invest in equity securities of foreign issuers and in bonds and other fixed-income securities of U.S. issuers.

         In determining whether a company's assets are undervalued, the Manager calculates the value at which it believes the company's individual businesses and other assets could be sold in the private market place. The Manager generally seeks to invest in companies whose securities can be purchased at a substantial discount from the per share value of the companies as indicated by the underlying values of their assets. In determining whether a company has earnings growth potential, the Manager attempts to measure the company's long-term cash flow and earnings outlook by analyzing the quality of the company's management, business franchise and operating and financial characteristics. The Manager will seek to invest the Partnership's assets in securities which it believes are substantially undervalued and thus offer the potential for significant capital appreciation over the long-term. By pursuing investments in securities from a long-term perspective, the Manager seeks to maximize the Partnership's ability to generate long-term capital gains.

         The Manager's investment philosophy contemplates disciplined, fundamental, research-oriented value investing. As part of the Partnership's investment process, the personnel of the Manager will not only regularly visit companies, interview management and attend industry conferences and seminars, but will also search for major trends in either the economy or in the structure of various industries. The Manager will review publicly available information to assess the potential effects on particular companies of significant corporate transactions, such as liquidations, reorganizations, recapitalizations and mergers, or new management or management policies. In addition, the Manager will analyze demographic changes, business cycles, new products and new data, and such information may cause the Manager to update, change or even reverse, its outlook with respect to a particular company.

         The Manager will supplement its fundamental analysis of potential portfolio companies with an evaluation of key political and financial market variables, nationally and internationally, in attempting to assess the level and future direction of the financial markets generally. In analyzing and identifying particular investment opportunities and the markets generally, the Manager may rely on the expertise of other market professionals, such as analysts, brokers, economists and industry specialists.

         The Manager will attempt to be alert and flexible in seeking both to maximize the Partnership's opportunities and to conserve its capital, and may invest all or a substantial portion of the Partnership's assets in fixed-income securities and hold cash and cash equivalents for temporary defensive investment purposes. However, under normal market conditions, the Partnership will invest at least 65% of the value of its total assets in equity securities.

         The Partnership may use various investment strategies to hedge a portion of its investment portfolio against certain risks or to pursue its investment objective. In this regard, the Partnership may utilize leverage, sell securities short, and purchase and sell options on securities and stock indices, subject to certain limitations. (See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS - Leverage," "- Short Sales," "- Special Investment Instruments and Techniques.") The use of these investment techniques and instruments will be an integral part of the Partnership's investment program, and involves certain risks. The Partnership will comply with applicable regulatory requirements, including the asset coverage requirements under the 1940 Act, in connection with the use of these strategies.

         Additional information about the types of investments that will be made by the Partnership, its investment practices and related risk factors is provided below. Except as otherwise indicated, the Partnership's investment policies and restrictions are not fundamental and may be changed without a vote of Limited Partners (together with the General Partners, the "Partners"). (See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS - Fundamental Investment Policies.")

         THE PARTNERSHIP'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE PARTNERSHIP'S INVESTMENT OBJECTIVE WILL BE ACHIEVED. IN PARTICULAR, THE PARTNERSHIP'S USE OF LEVERAGE, SHORT SELLING AND DERIVATIVE TRANSACTIONS, AND ITS LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE PARTNERSHIP.

                 TYPES OF INVESTMENTS AND RELATED RISK FACTORS

EQUITY SECURITIES

         The Partnership's investment portfolio may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign companies. The Partnership may also invest in depositary receipts relating to foreign securities. (See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS - Foreign Securities.") The value of the Partnership's equity securities varies in response to many factors, including, but not limited to, the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

         The Partnership's investments in equity securities of U.S. companies will include securities that are listed on U.S. securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange. Consequently, the Partnership may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of larger companies.

         COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of such entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

         PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

         CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Partnership is called for redemption, the Partnership will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Partnership's ability to achieve its investment objective.

BONDS AND OTHER FIXED-INCOME SECURITIES

         GENERALLY. The Partnership may invest in bonds and other fixed-income securities issued by U.S. issuers. The Manager will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity. (See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS - Temporary Investments.") Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities"); municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

         The Partnership may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Manager to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Partnership will not invest more than 20% of its total assets in non-convertible fixed-income securities which have not received an investment grade rating from at least one NRSRO.

LIMITED DIVERSIFICATION

         The Partnership is a "non-diversified" investment company. Thus, there are no percentage limitations on the portion of the Partnership's assets that may be invested in the securities of any one issuer. To the extent that a relatively high percentage of the Partnership's assets are invested in the securities of a limited number of issuers, some of which may be within the same industry, the Partnership's investment portfolio may be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a diversified investment company.

         The Partnership intends to invest no more than 15% of the value of its total assets, in the securities of any one issuer. However, while seeking desirable investments the Partnership may temporarily exceed this limitation.

         The Partnership does not intend to make investments for the purpose of exercising control or management over a portfolio company.

FOREIGN SECURITIES

         Although the Partnership will invest principally in equity securities of publicly traded U.S. companies, it may invest up to 25% of the value of its total assets in equity and fixed-income securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which the Partnership may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.
Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. Such factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Partnership between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

         Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of the Partnership's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, the Partnership may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

         The Partnership may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective.

Forward contracts are transactions involving the Partnership's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Partnership for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Partnership anticipates purchasing or selling a foreign security. This technique would allow the Partnership to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Partnership's existing holdings of foreign securities. There may be, however, imperfect correlation between the Partnership's foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts may also be used for non-hedging purposes to pursue the Partnership's investment objective, such as when the Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Partnership's investment portfolio.

LEVERAGE

         The Partnership may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," involves certain risks.

         Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of such securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. This involves the transfer by the Partnership of the underlying security to a counterparty in exchange for cash proceeds based on a percentage (which can be as high as 95% to 100%) of the value of the debt instrument.

         Although leverage will increase investment return if the Partnership earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, the use of leverage will decrease investment return if the Partnership fails to earn as much on such investments as it pays for the use of such funds. The use of leverage will therefore magnify the volatility of the value of the Partnership's investment portfolio. In the event that the Partnership's equity or debt instruments decline in value, the Partnership could be subject to a "margin call" or "collateral call", pursuant to which the Partnership must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of the Partnership's assets, the Partnership might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Partnership also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         The 1940 Act requires the Partnership to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Partnership incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Partnership's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Partnership incurs the indebtedness. The staff of the SEC's Division of Investment Management (the "SEC Staff") takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement.

         The SEC Staff has stated, however, that it will not deem portfolio positions involving such instruments to be subject to the Asset Coverage Requirement if the Partnership maintains, in conjunction with such positions, segregated deposits or portfolio securities in amounts sufficient to offset the liabilities associated with such positions. Generally, in conjunction with such portfolio positions, the Partnership must either (1) observe the Asset Coverage Requirement, (2) maintain daily a segregated custodial account in cash or liquid securities at such a level that the amount deposited in the segregated account plus any amounts pledged to a broker as collateral will equal the current value of the position or (3) otherwise cover the portfolio position with offsetting portfolio securities. Segregation of assets or covering portfolio positions with offsetting portfolio securities would limit the Partnership's ability to otherwise invest such assets or dispose of such securities.

         In order to obtain "leveraged" market exposure in certain investments and to increase the overall return to the Partnership of various investments, the Partnership may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

SHORT SALES

         The Partnership may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Manager believes possess volatility characteristics similar to those being hedged. In addition, the Partnership may use short sales for non-hedging purposes to pursue its investment objective. To effect a short sale, the Partnership will borrow a security from a brokerage firm to make delivery to the buyer. The Partnership is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Partnership is required to pay to the brokerage firm any accrued interest or dividend and may be required to pay a premium.

         The Partnership will realize a gain if the borrowed security declines in price between the date of the short sale and the date on which the Partnership replaces such security. The Partnership will incur a loss if the price of the borrowed security increases between those dates. Such loss can increase rapidly and without effective limit. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Partnership may be required to pay in connection with a short sale. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If such request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur, wherein the Partnership might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the proceeds received earlier. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Partnership's investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Partnership.

         The Partnership may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If the Partnership makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Partnership will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

REVERSE REPURCHASE AGREEMENTS

         Reverse repurchase agreements involve the Partnership's sale of a security to a bank or securities dealer and the Partnership's simultaneous agreement to repurchase such security for a fixed price (reflecting a market rate of interest) on a specific date. These involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Partnership. Reverse repurchase transactions are a form of leverage which may also increase the volatility of the Partnership's investment portfolio. The Partnership has adopted procedures designed to minimize certain of the risks of loss associated with reverse repurchase transactions.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

         The Partnership may utilize a variety of special investment instruments and techniques (described below) to hedge its investment portfolio against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue the Partnership's investment objective. These strategies may be executed through derivative transactions. The instruments the Partnership may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Partnership may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Partnership's investment objective.

         CALL AND PUT OPTIONS ON INDIVIDUAL SECURITIES. The Partnership may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

         A covered call option, which is a call option with respect to which the Partnership owns the underlying security, that is sold by the Partnership exposes the Partnership during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which cash or liquid securities have been placed in a segregated account with the Partnership's custodian to fulfill the obligation undertaken, that is sold by the Partnership exposes the Partnership during the term of the option to a decline in price of the underlying security while depriving the Partnership of the opportunity to invest the segregated assets.

         The Partnership may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Partnership will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Partnership would ordinarily make a similar "closing sale transaction," which involves liquidating the Partnership's position by selling the option previously purchased, although the Partnership would be entitled to exercise the option should it deem it advantageous to do so. The Partnership may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers.

         Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Partnership bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, the Partnership may have difficulty closing out its position. Over-the-counter options purchased and sold by the Partnership may also include options on baskets of specific securities.

         WARRANTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities.
Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities and a warrant ceases to have value if it is not exercised prior to its expiration date.

         CALL AND PUT OPTIONS ON SECURITIES INDICES. The Partnership may purchase and sell call and put options on stock indices (such as the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") or the Standard & Poor's 100 Index) listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Partnership's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Partnership will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Partnership of options on stock indexes will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

LENDING PORTFOLIO SECURITIES

         The Partnership may lend its portfolio securities to domestic and foreign brokers, dealers and financial institutions. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Partnership may at any time call the loan and obtain the return of the securities loaned. The Partnership will be entitled to payments equal to the interest and dividends on the loaned security and may receive a premium for lending the securities. Lending portfolio securities may result in income to the Partnership, but there may be delays in the recovery of the loaned securities or a loss of rights in the collateral supplied should the borrower fail financially. Securities lending involves a form of leverage, and the Partnership may incur a loss if securities purchased with the collateral from securities loans decline in value.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

         The Partnership may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Partnership to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Partnership. When-issued securities and forward commitments may be sold prior to the settlement date. If the Partnership disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions will be subject to the Partnership's limitation on indebtedness unless, at the time the Partnership enters into such a transaction, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Partnership on a forward basis will not honor its purchase obligation. In such cases, the Partnership may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

         Although the Partnership will invest primarily in publicly traded securities, it may invest up to 15% of the value of its total assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 ("1933 Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among eligible institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. The Partnership will be eligible to purchase securities in Rule 144A transactions if and when it owns at least $100 million of securities of unaffiliated issuers. To the extent privately placed securities held by the Partnership qualify under Rule 144A, and an institutional market develops for those securities, the Partnership likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Partnership's illiquidity. The Partnership may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Partnership to be restricted. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the U.S. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

         Where registration is required to sell a security, the Partnership may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Partnership may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Partnership might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Individual General Partners.

         Restricted securities and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Manager or at prices approximating the value at which the Partnership is carrying the securities.

TEMPORARY INVESTMENTS

         For defensive purposes, the Partnership may temporarily invest all or a substantial portion of its assets in high quality fixed-income securities and money market instruments, or may temporarily hold cash or cash equivalents in such amounts as the Manager deems appropriate under the circumstances. Securities will be deemed to be of high quality if they are rated "A" or better by an NRSRO or, if unrated, are determined to be of comparable quality by the Manager. Money market instruments are high quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Partnership may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

         The Partnership may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market fixed-income securities, or to maintain such liquidity as may be necessary to effect repurchases of Limited Partner interests or for other purposes.

         Repurchase agreements are agreements under which the Partnership purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Partnership at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Partnership's right to dispose of the securities may be restricted, or the value of the securities may decline before the Partnership is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Partnership may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Partnership is able to dispose of them. If the Partnership enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Partnership may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result. The Partnership has adopted procedures designed to minimize certain of the risks of loss from the Partnership's repurchase agreement transactions.

FUNDAMENTAL INVESTMENT POLICIES

         The Partnership has adopted the following fundamental investment policies, which cannot be changed without the vote of a majority of the Partnership's outstanding voting securities:

(1) The Partnership will not issue senior securities representing stock, but may borrow money to finance portfolio transactions from banks, brokers and other lenders, and engage in other transactions involving the issuance by the Partnership of "senior securities" representing indebtedness to the extent permitted by the 1940 Act.

(2) The Partnership will not underwrite securities of other issuers, except insofar as the Partnership may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

(3) The Partnership will not lend money to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Partnership's investment policies.

(4) The Partnership will not purchase or sell real estate, but the Partnership may invest in securities secured by, or issued by companies that invest in, real estate or interests therein including, without limitation, equity and debt securities of real estate investment trusts as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and debt securities of operating partnerships of which the general partner is a real estate investment trust.

(5) The Partnership will not purchase or sell commodities or commodity contracts, but the Partnership may engage in currency transactions and may engage in other transactions in financial instruments, in each case to the extent permitted under the Partnership's investment policies.

(6) The Partnership will not invest more than 25% of the value of its total assets in the securities of issuers engaged in any one industry; provided, however, that this limitation does not apply to investments in U.S. Government Securities.

         Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Partnership, means the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of such company, whichever is less.

         With respect to these investment restrictions, and other policies described in this Confidential Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Partnership's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. In addition to the restrictions contained in the fundamental investment policies stated above, the Partnership is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in other investment companies and in securities of insurance companies and brokers and dealers.

         The Manager will not cause the Partnership to make loans to or receive loans from the Manager or its affiliates. The Partnership may effect brokerage transactions through the affiliates of the Manager, subject to compliance with the 1940 Act. (See "CONFLICTS OF INTEREST - Opco" and "BROKERAGE.")

         The investment objective of the Partnership is fundamental and may not be changed without the vote of a majority (as defined by the 1940 Act) of the Partnership's outstanding voting securities.

                            ADDITIONAL RISK FACTORS

INCENTIVE ALLOCATION

         The special allocation of 20% of net profits to the capital account of the Manager may create an incentive for the Manager to cause the Partnership to make investments that are riskier or more speculative than would be the case in the absence of such allocation. In addition, because such allocation is calculated on a basis that includes unrealized appreciation of the Partnership's assets, such allocation may be greater than if such allocation was based solely on realized gains. (See "CAPITAL ACCOUNTS AND ALLOCATIONS - Incentive Allocation.")

TAX RISKS

         Counsel to the Partnership has rendered an opinion that the Partnership will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Partnership has also rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Partnership will not be treated as a "publicly traded partnership" taxable as corporation. If it were determined that the Partnership should be treated as an association or publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Partnership or otherwise), the taxable income of the Partnership would be subject to corporate income tax and distributions of profits from the Partnership would be treated as dividends. (See "TAX ASPECTS - Tax Treatment of Partnership Operations - Classification of the Partnership.")

LACK OF OPERATING HISTORY

         The Partnership and the Manager are newly formed entities and have no operating histories upon which investors can evaluate the performance of the Partnership. However, as discussed below, the principal members of the Manager (including such members' employees and affiliates) have substantial experience in managing portfolios of securities through separately managed client accounts and through private investment partnerships. Moreover, the principal member of the Manager that is primarily responsible for managing the Partnership's investment portfolio has substantial experience in managing separately managed client accounts and private investment partnerships that have investment programs that are substantially similar to the Partnership's investment program. (See "PERFORMANCE INFORMATION," "THE MANAGER, OPCO AND MAMC" and "CONFLICTS OF INTEREST - Participation in Investment Opportunities.")

LIQUIDITY RISKS

         Limited Partner interests in the Partnership will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Partnership may offer to repurchase such interests from time to time, a Limited Partner may not be able to liquidate its interest in the Partnership for up to two years. Beginning in 1998, the Manager expects that generally it will recommend to the Individual General Partners that the Partnership offer to repurchase interests from Partners once in each year, effective at the end of the year, and also intends to recommend the making of an offer to repurchase interests effective as of March 31, 1998. (See "REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS.")

DISTRIBUTIONS TO LIMITED PARTNERS AND PAYMENT OF TAX LIABILITY

         The Partnership does not intend to make periodic distributions of its net income or gains, if any, to Limited Partners. Whether or not distributions are made, Limited Partners will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Individual General Partners.

                            PERFORMANCE INFORMATION

         Appendix A contains performance information for the one private investment partnership ("Mark LP") that is managed by Morris Mark (discussed below) in accordance with an investment program that is substantially similar to the Partnership's expected investment program. In addition, Appendix A contains composite performance information for all accounts (including investment funds) managed by MAMC pursuant to an investment program that utilizes, among other tools, leverage (the "MAMC Accounts"), which program is also substantially similar to the Partnership's expected investment program. The future performance of Mark LP and the MAMC Accounts may vary from the future performance of the Partnership. (See "CONFLICTS OF INTEREST - Participation in Investment Opportunities.") PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                          INDIVIDUAL GENERAL PARTNERS

         Ultimate responsibility for the affairs of the Partnership is vested in the Individual General Partners. The Individual General Partners exercise the same powers, authority and responsibilities on behalf of the Partnership as are customarily exercised by the directors of a registered investment company organized as a corporation, and they have complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Partnership's business. The Individual General Partners have vested the responsibility for the day-to-day management of the Partnership with the Manager.

         A majority of the Individual General Partners are not "interested persons" (as defined in the 1940 Act) of the Partnership (collectively, the "Independent General Partners") and perform the same functions for the Partnership as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation. The remaining Individual General Partners are employees of Opco, which is the managing member of the Manager. Individual General Partners will not contribute to the capital of the Partnership in their capacity as Individual General Partners, but may subscribe for interests in the Partnership, subject to the eligibility requirements described in this Confidential Memorandum.

         The identity of the Individual General Partners, and brief biographical information regarding each Individual General Partner, is set forth below.

 NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH             PRINCIPAL OCCUPATION(S) DURING
                                              THE PARTNERSHIP                         PAST 5 YEARS
 Sol Gittleman                        Individual General Partner         Mr. Gittleman has been Senior Vice
                                                                         President and Provost of Tufts
 Ballou Hall                                                             University since 1981.  Mr. Gittleman
 Tufts University                                                        is a Director of the Mexico Equity and
 Medford, MA 02155                                                       Income Fund, Inc. and an Individual
 Age 62                                                                  General Partner of Augusta Partners,
                                                                         L.P.

 Joyce L. Kramer*                     Individual General Partner         Ms. Kramer is Deputy General Counsel
                                                                         of Opco and a Managing Director since
 Oppenheimer & Co., Inc.                                                 1989.  She has been employed by Opco
 Oppenheimer Tower                                                       since 1981.  Ms. Kramer is also the
 One World Financial                                                     Chairperson of the National
   Center                                                                Association of Securities Dealers,
 200 Liberty Street                                                      Inc. District Committee for District
 New York, NY 10281                                                      10 and an executive committee member
 Age 45                                                                  of the Securities Industry
                                                                         Association.


 Luis Rubio**                         Individual General Partner         Dr. Rubio is President of Centro de
                                                                         Investigation Para el Desarrollo, A.C.
 Centro de Investigacion                                                 (Center of Research Development), a
   Para el Desarrollo, A.C.                                              Director of The Czech Republic Fund,
 Jaime Balmes No. 11,  D-2                                               Inc. (a closed-end investment
 Los Morales Polanco                                                     company), Adjunct Fellow, Center for
 Mexico D.F. 11510                                                       Strategic and International Studies
 Age 40                                                                  and a Member of the Advisory Board of
                                                                         the National Council of Science and
                                                                         Technology of Mexico. He is also a
                                                                         Director of The Mexico


 ---------------------------
  * Individual General Partner who is an "interested person" (as defined by the 1940 Act) of the Partnership.

  **      Dr. Rubio does not have an authorized agent in the United States.

                                                                         Equity and Income Fund, Inc. and an
                                                                         Individual General Partner of Augusta
                                                                         Partners, L.P., as well as certain
                                                                         other private investment funds
                                                                         associated with Opco.


 Janet L. Schinderman                 Individual General Partner         Ms. Schinderman is Associate Dean for
                                                                         Special Projects and Secretary to the
 Columbia Business School                                                Board of Overseers at Columbia
 103 Uris Hall                                                           Business School of Columbia
 Columbia University                                                     University.  From 1987 to 1990, Ms.
 New York, NY 10027                                                      Schinderman served as Executive
 Age 45                                                                  Assistant to the President at the
                                                                         Illinois Institute of Technology.  Ms.
                                                                         Schinderman is an Individual General
                                                                         Partner of Augusta Partners, L.P.


 Mitchell A. Tanzman*                 Principal Individual General       Mr. Tanzman has been Managing
                                      Partner                            Director of Opco since 1994 and
 Oppenheimer & Co., Inc.                                                 the co-head of Opco's Investment
 Oppenheimer Tower                                                       Partnership and Offshore Fund
 One World Financial Center                                              Department since 1992. From
 200 Liberty Street                                                      1991 to 1994, he was a Senior
 New York, NY 10281                                                      Vice President of Opco, and from
 Age 37                                                                  1989 to 1991 he was a Vice
                                                                         President of Opco. Mr. Tanzman
                                                                         is an Individual General Partner of
                                                                         Augusta Partners, L.P. and he is
                                                                         also an officer of other investment
                                                                         funds associated with Opco.





         Each of the Individual General Partners was appointed by the Manager and, on December 19, 1996, was elected to serve in such position by the Manager and Mr. Tanzman (in his capacity as the Partnership's organizational limited partner), who were the sole holders of interests in the Partnership on such date.

 ---------------------------
* Individual General Partner who is an "interested person" (as defined by the 1940 Act) of the Partnership.

         An Individual General Partner's position in that capacity will terminate if such Individual General Partner is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. An Individual General Partner may resign upon 90 days' prior written notice to the other Individual General Partners, and may be removed either by vote of two-thirds (2/3) of the Individual General Partners not subject to the removal vote or vote of the Partners holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Partners. Individual General Partners may not transfer their interests in the Partnership as Individual General Partners. In the event of any vacancy in the position of an Individual General Partner, the remaining Individual General Partners may appoint an individual to serve as an Individual General Partner, so long as immediately after such appointment at least two-thirds (2/3) of the Individual General Partners then serving would have been elected by the Partners. The Individual General Partners may call a meeting of Partners to fill any vacancy in the position of an Individual General Partner, and must do so within 60 days after any date on which Individual General Partners who were elected by the Partners cease to constitute a majority of the Individual General Partners then serving. If no Individual General Partner remains to continue the business of the Partnership, the Manager may manage and control the Partnership, but must convene a meeting of Partners within 60 days for the purpose of either electing new Individual General Partners or dissolving the Partnership.

         The Independent General Partners are each paid an annual retainer of $5,000 and per meeting fees of $700 (or $100 in the case of telephonic meetings) by the Partnership. The other Individual General Partners receive no annual or other fees from the Partnership. All Individual General Partners are reimbursed by the Partnership for their reasonable out-of-pocket expenses. It is estimated that the aggregate annual compensation paid by the Partnership to each Independent General Partner will be $7,800 during the coming year, and that, together with compensation paid to them by other registered investment companies advised by affiliates of the Manager, Mr. Gittleman, Ms. Schinderman and Dr. Rubio will receive aggregate annual compensation from all such companies of $23,400, $15,600 and $31,200, respectively, for such year. The Individual General Partners do not receive any pension or retirement benefits from the Partnership.

                                  THE MANAGER,
                                 OPCO AND MAMC

         The Manager is a General Partner of, provides investment advice to, and is responsible for the day-to-day management of, the Partnership, in each case under the ultimate supervision of and subject to any policies collectively established by the Individual General Partners. The Manager was formed as a Delaware limited liability company on December 12, 1996 and, upon commencement of the Partnership's operations, will be registered as an investment adviser under the Advisers Act. The offices of the Manager are located at Oppenheimer Tower, One World Financial Center, 33rd Floor, 200 Liberty Street, New York, New York 10281, and its telephone number is (212) 667-4225. As of December 19, 1996, the Manager owned 99% of the outstanding interests in the Partnership (thereby controlling the Partnership) and was the only person known by the Partnership to own of record or beneficially 5% or more of the outstanding interests in the Partnership. The Manager maintains the Partnership's accounts, books and other documents required to be maintained under the 1940 Act at 400 Bellevue Parkway, Wilmington, Delaware 19809.

         The Manager is a joint venture between Oppenheimer & Co., Inc. ("Opco") and Mark Asset Management Corporation ("MAMC"). Opco is the managing member of (and therefore controls) the Manager and oversees the Manager's provision of investment advice and day-to-day management to the Partnership. MAMC provides the Manager with use of and access to such of its personnel and research as the Manager requires to manage the Partnership's investment portfolio, and such personnel have the sole responsibility, subject only to the supervision of the Manager and the Individual General Partners, for the investment advisory services provided to the Partnership.

         Opco, organized as a Delaware corporation in 1950, is registered as an investment adviser under the Advisers Act and provides investment advice (directly or through affiliates) to registered investment companies, private investment partnerships and individuals on a non-pooled basis. As of November 30, 1996, Opco (directly or through affiliates) managed assets of more than $54 billion. Opco is also registered as a broker-dealer under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the New York Stock Exchange, Inc. (the "NYSE") and other principal securities exchanges.

         MAMC, organized as a New York corporation in 1986, is registered as an investment adviser under the Advisers Act and provides investment advisory services on a pooled and non-pooled basis to pension and profit sharing plans, to individual accounts, and to trusts, estates and charitable organizations. MAMC's offices are located in New York, New York. Mr. Morris Mark is the President, Treasurer, principal shareholder and a director of MAMC. He is the person who will be primarily responsible for the day-to-day management of the Partnership's investment portfolio, and he will be directly assisted by other investment professionals employed by MAMC who act on behalf of the Manager. MAMC (which Morris Mark founded and controls) and its affiliates have provided investment advisory services to individuals, businesses and other entities since 1987. Morris Mark also is the general partner and investment manager of Mark LP. As of November 30, 1996, MAMC and its affiliates managed assets of approximately $750 million.

         Morris Mark has more than 27 years of experience in the securities and investment businesses with an extensive background in fundamental investment research and risk arbitrage. During his professional career, he has been directly involved as an industry specialist in the analysis of building, lodging, media, real estate, and financial service companies. In addition, as a professional investor with extensive experience, Mr. Mark has been involved with a wide range of industries.

         Mr. Mark started his career in the securities business as a securities analyst at First Manhattan Company, where he became a Vice President. In 1973, he joined Parker/Hunter Inc. as a Vice President specializing in securities analysis. In 1974, Mr. Mark joined Goldman, Sachs & Co. as Vice President in the Investment Research Department. In his nine years at Goldman, Sachs, he participated in the firm's risk arbitrage activities, in addition to his research responsibilities. In 1983, Mr. Mark joined Furman Selz LLC as a partner and Vice President.

         On more than ten occasions, Mr. Mark has been voted onto the annual Institutional Investor All-Star Team. He is one of the few investment industry professionals to have been named an "All-Star" analyst in more than one category, having been selected in both the REIT and Building categories. Mr. Mark is co-founder, and past president, of the Real Estate Analysts Group and the Real Estate Investment Trust Analyst Association. He has also been asked to speak at conferences sponsored by a number of prominent professional organizations, such as the National Association of Home Builders, the International Council of Shopping Centers, the National Association of Real Estate Investment Trusts and Institutional Investor magazine. In addition, on a number of occasions, he has been invited to appear as an expert witness on proposed housing and financial services legislation before a number of United States Congressional committees. Mr. Mark is currently a member of the "Concept" Group, the Club for Growth, New York Society of Security Analysts, the Consumer Analysts Group, the Real Estate Analysts Group, the Construction Analysts Group, the Media and Entertainment Analysts Group, the Merchandising Analysts Group and, as a Chartered Financial Analyst, the Financial Analysts Federation.

         The authority of the Manager to serve or act as investment adviser, and be responsible for the day-to-day management, of the Partnership (collectively, "Advice and Management"), and the incentive allocation arrangement between the Partnership and the Manager (as the foregoing are set forth in the limited partnership agreement of the Partnership (the "Partnership Agreement")) was initially approved by the Individual General Partners, including each of the Independent General Partners, and by vote of Partners holding interests in the Partnership on December 19, 1996. The authority of the Manager to provide Advice and Management will terminate under the following circumstances:

                 (1) if revoked by (A) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership or (B) the Individual General Partners, including a majority of the Independent General Partners, in either case with 60 days' prior written notice to the Manager;

                 (2) at the election of the Manager, with 60 days' prior written notice to the Individual General Partners;

                 (3) if any period of 12 consecutive months following the effectiveness of such authority shall conclude without the approval of the continuation of such authority by (A) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership or (B) the Individual General Partners, and in either case, approval by a majority of the Independent General Partners by vote cast at a meeting called for such purpose;

                 (4) upon the occurrence of any event in connection with the Manager, its provision of Advice and Management, the Partnership Agreement or otherwise constituting an "assignment" within the meaning of the 1940 Act; or

                 (5) if the Manager is no longer a General Partner of the Partnership.

         The Manager may also withdraw, or be removed by the Partnership, as a General Partner. If the Manager gives notice to the Partnership of its intention to withdraw, it will be required to remain as a General Partner for one year (or until such earlier date as a successor Manager is approved by the Partnership) if, in the opinion of counsel to the Partnership, earlier withdrawal is likely to cause the Partnership to lose its partnership tax classification or as otherwise required by Rule 2a19-2 under the 1940 Act. At the request of the Partnership, the Manager will remain as a General Partner of the Partnership for a period of six months if the Partnership has terminated the authority of the Manager to provide Advice and Management, unless a successor General Partner to the Manager is earlier approved by the Partnership.

                                     VOTING

         Each Partner will have the right to cast a number of votes based on the value of such Partner's respective capital account at any meeting of Partners called by the Individual General Partners or Partners holding 25% or more of the total number of votes eligible to be cast by all Partners. Limited Partners will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Individual General Partners, approval of the authority of the Manager to provide Advice and Management to the Partnership and approval of the Partnership's auditors. Except for the exercise of their voting privileges, Limited Partners will not be entitled to participate in the management or control of the Partnership's business, and may not act for or bind the Partnership.

                             CONFLICTS OF INTEREST

OPCO

         In addition to managing the Manager, Opco (directly or through affiliates) manages the assets of registered investment companies, private investment partnerships and individual accounts on a non-pooled basis (collectively, "Opco Clients"). The Partnership has no interest in these activities. As a result of the foregoing, Opco and its officers or employees who assist Opco in its oversight of the Manager will be engaged in substantial activities other than on behalf of the Manager and may have conflicts of interest in allocating their time and activity between the Manager and Opco Clients. Opco and such officers and employees will devote only so much time to the affairs of the Manager as in their judgment is necessary and appropriate.

         Opco acts as the placement agent for the Partnership and will bear costs associated with such activities. Opco, as managing member of the Manager and in its capacity as placement agent for the Partnership, intends to compensate its account executives for their ongoing servicing of Opco clients with whom they have placed interests in the Partnership. Opco intends to compensate such account executives based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to such clients' assets in the Partnership. (See "FEES AND EXPENSES" and "CAPITAL ACCOUNTS AND ALLOCATIONS - Incentive Allocation.")

         Opco and/or its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by MAMC or one of its affiliates.

MAMC AND MORRIS MARK

         Morris Mark is the general partner of and provides investment advisory and other services to Mark LP, a private investment partnership. MAMC (of which Morris Mark is the President, Treasurer, principal shareholder and a director) provides investment advisory and other services to two private investment funds and separately managed client accounts. MAMC and certain of the investment professionals who are principals of or employed by MAMC (collectively with MAMC, the "Mark Managers") also carry on substantial investment activities for their own accounts, for the accounts of family members and for the accounts of friends of such professionals who do not qualify for an investment in any account or entity to which MAMC or Morris Mark provide advisory services. (All investment funds and other accounts managed by the Mark Managers, including Mark LP, but excluding the Partnership, are referred to collectively as the "Mark Accounts.") The Partnership has no interest in these activities. As a result of the foregoing, MAMC and the investment professionals who, on behalf of the Manager, will manage the Partnership's investment portfolio will be engaged in substantial activities other than on behalf of the Manager and may have conflicts of interest in allocating their time and activity between the Partnership and the Mark Accounts. Such persons will devote only so much time to the affairs of the Manager as in their judgment is necessary and appropriate.

         In addition, the Mark Managers may receive research products and services in connection with the brokerage services that Opco and its affiliates may provide from time to time (i) to one or more Mark Accounts or (ii) to the Partnership.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

         The Manager expects to employ an investment program for the Partnership that is substantially similar to the investment program employed by the Mark Managers for the Mark Accounts that utilize leverage and that is also similar to the investment program employed by the Mark Managers for the Mark Accounts that do not utilize leverage. Accordingly, as a general matter, the Manager will consider participation by the Partnership in all appropriate investment opportunities that are under consideration for investment by the Mark Managers for all Mark Accounts. There may be, however, circumstances under which the Mark Managers will cause certain Mark Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Manager will commit the Partnership's assets. There may also be circumstances under which the Mark Managers will consider participation by the Mark Accounts in investment opportunities in which the Manager does not intend to invest on behalf of the Partnership.

         The Manager will evaluate for the Partnership, and it is anticipated that the Mark Managers will evaluate for each Mark Account, a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Partnership or a Mark Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Partnership and the Mark Accounts in the context of any particular investment opportunity, the investment activities of the Partnership and the Mark Accounts may differ considerably from time to time. In addition, the fees and expenses of the Partnership will differ from those of the Mark Accounts. Accordingly, prospective Limited Partners should note that the future performance of the Partnership and the Mark Accounts may vary.

         When the Manager and the Mark Managers determine that it would be appropriate for the Partnership and one or more Mark Accounts to participate in an investment opportunity at the same time, they will aggregate, place and allocate orders on a basis that the Manager believes to be fair and equitable, consistent with its responsibilities under the Advisers Act and the 1940 Act. Decisions in this regard are necessarily subjective and there is no requirement that the Partnership participate, or participate to the same extent as the Mark Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Manager and the Mark Managers will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

         Situations may occur, however, where the Partnership could be disadvantaged because of the investment activities conducted by the Mark Managers for the Mark Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Partnership and the Mark Accounts, thereby limiting the size of the Partnership's position; (2) the difficulty of liquidating an investment for the Partnership and the Mark Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Partnership may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with the Mark Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. (See "CONFLICTS OF INTEREST - Other Matters.")

         The members of the Manager, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Partnership. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of Opco or MAMC, or by the Mark Managers for the Mark Accounts, that are the same, different or made at a different time than positions taken for the Partnership. In order to mitigate the possibility that the Partnership will be adversely affected by such personal trading, the Partnership and the Manager have adopted a Joint Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Partnership's portfolio transactions.

OTHER MATTERS

         The Manager and its members will not buy securities or other property from, or sell securities or other property to, the Partnership. However, the Partnership may effect certain principal transactions in securities with one or more Mark Accounts, except for accounts in which MAMC or any affiliate thereof serves as a general partner or in which it has a financial interest (other than an interest that results solely from MAMC's or any affiliate's appointment as an investment adviser to the account). Such transactions would be made in circumstances where the Manager has determined it would be appropriate for the Partnership to purchase and a Mark Account to sell, or the Partnership to sell and a Mark Account to purchase, the same security or instrument on the same day. Any such purchases and sales would be made pursuant to procedures adopted by the Partnership pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures are intended to ensure that (1) each such transaction will be effected for cash consideration at the current market price of the particular securities, (2) no such transaction will involve restricted securities or securities for which market quotations are not readily available and (3) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with any such transaction.

         Future investment activities of Opco (including its affiliates) or MAMC (including its affiliates) and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

                                   BROKERAGE

         The Manager is responsible for the execution of the Partnership's portfolio transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

         In executing transactions on behalf of the Partnership, the Manager seeks to obtain the best price and execution for the Partnership, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Partnership with unaffiliated brokers, the firm's risk in positioning a block of securities. Although the Manager generally seeks reasonably competitive commission rates, the Partnership will not necessarily pay the lowest commission available on each transaction. The Partnership has no obligation to deal with any broker or group or brokers in executing transactions in portfolio securities.

         Following the principle of seeking best price and execution, the Manager may place brokerage business on behalf of the Partnership with brokers that provide the Manager and its affiliates (including the Mark Managers) with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Manager and its affiliates in providing services to clients other than the Partnership. In addition, not all of the supplemental information is used by the Manager in connection with the Partnership. Conversely, the information provided to the Manager by brokers and dealers through which other clients of the Manager and its affiliates effect securities transactions may be useful to the Manager in providing services to the Partnership.

         Although the Partnership cannot accurately predict its portfolio turnover, the Partnership expects that its annual portfolio turnover rate will not exceed 100%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to the Limited Partners as ordinary income.

         The Partnership may execute portfolio brokerage transactions through Opco or its affiliates. Any such transactions would be effected pursuant to procedures adopted by the Partnership pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, those procedures provide that when acting as broker for the Partnership in connection with the sale of securities to or by the Partnership, Opco and its affiliates may not receive any compensation exceeding the following limits: (1) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act);
(2) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (3) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

                               FEES AND EXPENSES

         Opco provides certain management and administrative services to the Partnership, including, among other things, providing office space and other support services to the Partnership. In consideration for such services, the Partnership will pay Opco a monthly fee of 0.08333% (1% on an annualized basis) of the Partnership's net assets, excluding assets attributable to the Manager's capital account (the "Opco Fee"). Net assets means the total value of all assets of the Partnership, less an amount equal to all accrued debts, liabilities and obligations of the Partnership, calculated before giving effect to any repurchases of interests. The Opco Fee will be computed based on the net assets of the Partnership as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on such date, and will be due and payable in arrears within five business days after the end of such month. The Opco Fee will be charged in each fiscal period to the capital accounts of all Limited Partners in proportion to their capital accounts at the beginning of such fiscal period. A portion of the Opco Fee will be paid by Opco to MAMC.

         PFPC Inc. provides administration, accounting and investor services to the Partnership, which are in addition to the services provided by Opco to the Partnership, as described above. In consideration for such services, the Partnership will pay PFPC Inc. a fee (the "PFPC Fee") that is not anticipated to exceed 0.20% (annualized) of the Partnership's net assets (as defined above), plus reimbursement of certain out-of-pocket expenses.

         In addition, the capital accounts of Limited Partners may be subject to an Incentive Allocation depending upon the investment performance of the Partnership. (See "CAPITAL ACCOUNTS AND ALLOCATIONS - Incentive Allocation.")

         The Partnership will bear all expenses incurred in the business of the Partnership other than those specifically required to be borne by Opco. Expenses to be borne by the Partnership include, but are not limited to, the following:

         o all costs and expenses directly related to portfolio transactions and positions for the Partnership's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

         o all costs and expenses associated with the organization and registration of the Partnership (which shall be amortized over a 60-month period), certain offering costs and the costs of compliance with any applicable Federal or state laws;

         o the costs and expenses of holding any meetings of any Partners that are regularly scheduled, permitted or required to be held under the terms of the Partnership Agreement, the 1940 Act or other applicable law;

         o fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Partnership;

         o the Opco Fee and the fees of custodians and persons (such as PFPC Inc.) providing administrative services to the Partnership;

         o the costs of a fidelity bond and any liability insurance obtained on behalf of the Partnership or its General Partners; and

         o such other types of expenses as may be approved from time to time by the Individual General Partners.

The Manager will be reimbursed by the Partnership for any of the above expenses that it pays on behalf of the Partnership.

         The Partnership's organizational expenses are estimated at $350,000, and the Partnership will also bear certain offering expenses not to exceed $50,000. Organizational expenses will be amortized by the Partnership over 60 months from the date the Partnership commences operations. Offering costs cannot be deducted by the Partnership or the Partners.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

         The Partnership will maintain a separate capital account for each Partner, which will have an opening balance equal to such Partner's initial contribution to the capital of the Partnership. Each Partner's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such Partner to the capital of the Partnership, plus any amounts credited to such Partner's capital account as described below. Similarly, each Partner's capital account will be reduced by the sum of the amount of any repurchase by the Partnership of the interest, or portion thereof, of such Partner, plus the amount of any distributions to such Partner which are not reinvested, plus any amounts debited against such Partner's capital account as described below. To the extent that any debits would reduce the balance of the capital account of any Limited Partner below zero, that portion of any such debits will instead be allocated to the capital account of the Manager; any subsequent credits that would otherwise be allocable to the capital account of any such Limited Partner will instead be allocated to the capital account of the Manager in such amounts as are necessary to offset all previous debits attributable to such Limited Partner.

         Capital accounts of Partners are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on
(1) the last day of each year, (2) the day preceding the date on which a contribution to the capital of the Partnership is made, (3) the day on which the Partnership repurchases any interest or portion of an interest of any Partner, or (4) the day on which any amount is credited to or debited from the capital account of any Partner other than an amount to be credited to or debited from the capital accounts of all Partners in accordance with their respective partnership percentages. A partnership percentage will be determined for each Partner as of the start of each fiscal period by dividing the balance of such Partner's capital account as of the commencement of such date by the sum of the balances of all capital accounts of all Partners as of the commencement of such date.

ALLOCATION OF NET PROFITS AND NET LOSSES

         Net profits or net losses of the Partnership for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Partners as of the last day of each fiscal period in accordance with Partners' respective partnership percentages for such fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Partnership (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period), before giving effect to any repurchases by the Partnership of interests or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Partners other than in accordance with the Partners' respective partnership percentages.

         Allocations for Federal income tax purposes generally will be made among the Partners so as to reflect equitably amounts credited or debited to each Partner's capital account for the current and prior fiscal years.

INCENTIVE ALLOCATION

         So long as the Manager provides Advice and Management to the Partnership, the Manager will be entitled to an incentive allocation (the "Incentive Allocation"), charged to the capital account of each Limited Partner as of the last day of each "allocation period," of 20% of the amount by which any "allocated gain" during an "allocation period" exceeds the positive balance in such Limited Partner's "loss recovery account." Such Incentive Allocation will be credited to the capital account of the Manager.

         For purposes of calculating the Incentive Allocation, "allocated gain" means the excess of the balance of such Limited Partner's capital account at the end of an "allocation period" (after giving effect to allocations other than the Incentive Allocation, but before giving effect to repurchases of interests by the Partnership or debits to such capital account to reflect any item not chargeable ratably to all Partners), over the balance of such Limited Partner's capital account at the start of such "allocation period". Consequently, any Incentive Allocation to be credited to the Manager will be increased by a portion of the amount of any net unrealized appreciation, as well as net realized gains, allocable to a Limited Partner.

         An Incentive Allocation will be charged only with respect to any "allocated gain" in excess of the positive balance of a "loss recovery account" maintained for each Limited Partner. A "loss recovery account" is a memorandum account maintained by the Partnership for each Limited Partner, which has an initial balance of zero and is (1) increased after the close of each "allocation period" by the amount of any negative performance for such Limited Partner during such "allocation period," and (2) decreased (but not below zero) after the close of each "allocation period" by the amount of any allocated gain for such Limited Partner during such "allocation period." Any positive balance in a Limited Partner's "loss recovery account" would be reduced as the result of a repurchase or certain transfers with respect to such Limited Partner's interest in the Partnership in proportion to the reduction of such Limited Partner's capital account.

         An "allocation period" as to each Limited Partner is a period commencing on the admission of such Limited Partner to the Partnership and ending at the close of business on the last day of the twelfth complete calendar month after such admission, and thereafter is each period commencing as of the day following the last day of the preceding allocation period with respect to any such Limited Partner and ending as of the close of business on the first to occur of (1) the last day of a fiscal year of the Partnership, (2) the day as of which the Partnership repurchases the entire interest of such Limited Partner, (3) the day as of which the Partnership admits as a substitute Limited Partner a person to whom the entire interest of such Limited Partner has been transferred or (4) the day as of which the authority of the Manager to provide Advice and Management is terminated. The measurement of any Incentive Allocation for an "allocation period" must take into account any negative performance from a prior allocation period to the extent reflected in the "loss recovery account." Therefore, the Incentive Allocation for any allocation period after the initial twelve-month period in effect is a reflection of the extent to which cumulative performance achieved with respect to a Limited Partner's account since such Partner's admission to the Partnership exceeds the highest previous level of performance achieved through the close of any prior allocation period. If any subsequent allocation period is less than twelve calendar months, the Incentive Allocation for such period will be computed over the period commencing at the start of the last allocation period which commenced more than twelve calendar months previously and ending at the end of the current allocation period, with appropriate adjustment for any Incentive Allocation made with respect to the prior allocation periods.

         Within 30 days of each allocation period with respect to each Limited Partner, and subject to certain limitations, the Manager may withdraw up to 98% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Manager's capital account and debited from such Limited Partner's capital account with respect to such allocation period. The Partnership will pay the balance (subject to audit adjustments) within 30 days after the completion of the audit of the Partnership's books.

ALLOCATION OF SPECIAL ITEMS - CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

         Withholding taxes or other tax obligations incurred by the Partnership which are attributable to any Partner will be debited against the capital account of such Partner as of the close of the fiscal period during which the Partnership paid such obligation, and any amounts then or thereafter distributable to such Partner will be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then the Partner and any successor to such Partner's interest is required to pay to the Partnership as a contribution to the capital of the Partnership, upon demand of the Partnership, the amount of such excess. The Partnership is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Partner that may be eligible for such reduction or exemption, although in the event that the Partnership determines that a Partner is eligible for a refund of any withholding tax, it may, at the request and expense of such Partner, assist such Partner in applying for such refund.

         Generally, any expenditures payable by the Partnership, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Partners, will be charged to only those Partners on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited to the capital accounts of such Partners as of the close of the fiscal period during which any such items were paid or accrued by the Partnership.

RESERVES

         Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Partners for contingent liabilities as of the date any such contingent liabilities become known to the Partnership. Such reserves will be in such amounts (subject to increase or reduction) which the Partnership may deem necessary or appropriate. The amount of any such reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Partners at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Partners, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who were Partners at the time, as determined by the Partnership, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

         Net asset valuations will be determined by or at the direction of the Manager as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Individual General Partners.

         Domestic exchange traded and NASDAQ listed equity securities will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by such exchange. Listed options will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Individual General Partners.

         Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Individual General Partners will periodically monitor the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as such valuation is determined by the Individual General Partners to represent fair value.

         All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Partnership is determined. When such events materially affect the values of securities held by the Partnership or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Individual General Partners.

         Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Partnership's net assets if the Individual General Partners' judgments regarding appropriate valuations should prove incorrect.

                           SUBSCRIPTION FOR INTERESTS

SUBSCRIPTION TERMS

         Both initial and additional interests in the Partnership may be accepted from eligible investors (as described below) at such times as the Manager may determine on the terms set forth below. The Partnership may, in its discretion, suspend subscriptions for interests at any time or permit subscriptions on a more frequent basis. The Partnership reserves the right to reject any subscription for interests in the Partnership. The minimum required initial contribution to the capital of the Partnership from each investor is $150,000, and the minimum additional investment in the Partnership is $25,000. The initial closing date for subscriptions of interests in the Partnership is February 21, 1997. The Manager, in its sole discretion, may postpone the closing date for up to 30 days. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Code. In addition, because the Partnership may generate "unrelated business taxable income" ("UBTI"), charitable remainder trusts may not want to purchase interests in the Partnership because a charitable remainder trust will not be exempt from Federal income tax under
Section 664(c) of the Code for any year in which it has UBTI.

         Except as otherwise permitted by the Partnership, initial and any additional contributions to the capital of the Partnership by any Partner will be payable in cash, and all contributions must be transmitted by such time and in such manner as is specified in the subscription documents of the Partnership. Initial and any additional contributions to the capital of the Partnership will be payable in one installment and will be due prior to the proposed acceptance of the contribution, although the Partnership may accept, in its discretion, a subscription prior to its receipt of cleared funds.

         Each new Limited Partner will be obligated to agree to be bound by all of the terms of the Partnership Agreement. Each potential investor will also be obligated to represent and warrant in a subscription agreement, among other things, that such investor is purchasing an interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of such interest.

         If and when the Partnership determines to accept securities as a contribution to the capital of the Partnership, the Partnership will charge each Partner making such contribution an amount determined by the Individual General Partners and not exceeding 2% of the value of such contribution in order to reimburse the Partnership for any costs it incurs in liquidating and accepting such securities. Any such charge will be due and payable by the contributing Partner in full at the time the contribution to the capital of the Partnership to which such charge relates is due.

ELIGIBLE INVESTORS

         Each prospective investor will be required to certify that the interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act, and that such investor (as well as each of the investor's beneficial owners under certain circumstances) has a net worth immediately prior to the time of subscription of at least $1 million. Existing Limited Partners who subscribe for additional interests in the Partnership will be required to represent that the Limited Partner meets the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications will be set forth in a subscription agreement to be provided to prospective investors, which must be completed by each prospective investor.

MANAGER'S INVESTMENT IN THE PARTNERSHIP

         The Manager is required by the Partnership Agreement to contribute amounts to the Partnership sufficient to maintain its capital account balance at a level, if any, necessary to ensure that the Partnership will be treated as a partnership for Federal income tax purposes.

                          REDEMPTIONS, REPURCHASES OF
                            INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

         No Partner or other person holding an interest or a portion of an interest will have the right to require the Partnership to redeem such interest or portion thereof. There is no public market for interests in the Partnership, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of interests by the Partnership, as described below.

REPURCHASES OF INTERESTS

         The Individual General Partners may, from time to time and in their complete and exclusive discretion, determine to direct the Manager to cause the Partnership to repurchase interests or portions thereof from Partners pursuant to written tenders by Partners on such terms and conditions as they may determine. In determining whether the Partnership should repurchase interests or portions thereof from Partners pursuant to written tenders, the Individual General Partners will consider the recommendation of the Manager. Beginning in 1998, the Manager expects that generally it will recommend to the Individual General Partners that the Partnership offer to repurchase interests from Partners once in each year, effective at the end of the year, and also intends to recommend the making of an offer to repurchase interests effective as of March 31, 1998. The Individual General Partners will also consider the following factors, among others, in making such determination:

         o whether any Partners have requested to tender interests or portions thereof to the Partnership;

         o       the liquidity of the Partnership's assets;

         o the investment plans and working capital requirements of the Partnership;

         o the relative economies of scale with respect to the size of the Partnership;

         o the history of the Partnership in repurchasing interests or portions thereof;

         o       the economic condition of the securities markets; and

         o the anticipated tax consequences of any proposed repurchases of interests or portions thereof.

         The Individual General Partners will determine that the Partnership repurchase interests or portions thereof from Partners pursuant to written tenders only on such terms as they determine to be fair to the Partnership and to all Partners or persons holding interests acquired from Partners, or to one or more classes of Partners, as applicable. When the Individual General Partners determine that the Partnership shall repurchase interests in the Partnership or portions thereof, notice will be provided to Partners describing the terms thereof, containing information Partners should consider in deciding whether to participate in such repurchase opportunity and containing information on how to participate. Partners who are deciding whether to tender their interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their interest in the Partnership from the Manager during such period.

         The Partnership Agreement provides that the Partnership shall be dissolved if any Limited Partner that has submitted a written request to tender its entire interest for repurchase by the Partnership has not been permitted to do so for a period of two years.

         Repurchases of interests or portions thereof from Partners by the Partnership may be made, in the discretion of the Manager, in part or in whole for cash or for securities of equivalent value and shall be effective after receipt by the Partnership of all eligible written tenders of interests or portions thereof from Partners. The amount due to any Partner whose interest or portion thereof is repurchased shall be equal to the value of such Partner's capital account or portion thereof based on the net asset value of the Partnership's assets as of the effective date of repurchase, after giving effect to all allocations to be made to such Partner's capital account as of such date. Payment of the purchase price pursuant to a tender of interests will consist of, first, cash and/or marketable securities traded on an established securities exchange (valued at net asset value in accordance with the Partnership Agreement and distributed to tendering Partners on a pari passu basis) in an aggregate amount equal to at least 95% of the estimated unaudited net asset value of the interests tendered, determined as of the expiration date of the tender offer (the "expiration date"). Payment of such amount will be made promptly after the expiration date (the "cash payment"). Generally, payment pursuant to such a tender will also consist of a promissory note that neither bears interest nor is transferable (the "note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the interests tendered as of the expiration date, determined based on the audited financial statements of the Partnership, over (b) the cash payment. The note would be delivered to the tendering Partner promptly after the expiration date and would be payable in cash promptly after completion of the audit of the financial statements of the Partnership. The audit of the Partnership's financial statements will be completed within 60 days after the end of each year. The Partnership does not impose any charges on a repurchase of interests or portion of interests in the Partnership.

         The Partnership intends to maintain daily a segregated custodial account containing cash, U.S. Government Securities or other liquid securities in an amount equal to the aggregate amount of the notes. Payment for repurchased interests may require the Partnership to liquidate portfolio holdings earlier than the Manager would otherwise liquidate such holdings, potentially resulting in losses, and may increase the Partnership's portfolio turnover. The Manager intends to take measures to attempt to avoid or minimize such potential losses and turnover.

         A Limited Partner who tenders for repurchase any amount of the interest of such Partner in the Partnership prior to having been a Limited Partner for twelve consecutive months will be required to maintain a capital account balance equal to the greater of (1) $150,000 and (2) the amount of Incentive Allocation that would be debited from such Partner's capital account if the date of repurchase were a date on which an Incentive Allocation would otherwise be made.

         The Partnership may repurchase an interest in the Partnership or portion thereof of a Partner or any person acquiring an interest or portion thereof from or through a Partner in the event that:

         o such an interest or portion thereof has been transferred or such an interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Partner;

         o ownership of such an interest by a Partner or other person will cause the Partnership to be in violation of, or require registration of any interest or portion thereof under, or subject the Partnership to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

         o continued ownership of such an interest may be harmful or injurious to the business or reputation of the Partnership, the Individual General Partners or the Manager, or may subject the Partnership or any Partners to an undue risk of adverse tax or other fiscal consequences;

         o any of the representations and warranties made by a Partner in connection with the acquisition of an interest in the Partnership or portion thereof was not true when made or has ceased to be true; or

         o it would be in the best interests of the Partnership for the Partnership to repurchase such an interest or portion thereof.

         The Manager is entitled to tender for repurchase all or a portion of its interest in the Partnership only if the Manager maintains the requisite minimum capital account balance described previously, or if, in the opinion of legal counsel to the Partnership, such repurchase would not jeopardize the classification of the Partnership as a partnership for U.S. Federal income tax purposes. The Manager is also entitled to tender its interest to the Partnership in certain circumstances described in the Partnership Agreement where the status of the Manager is terminated or the authority of the Manager to provide Advice and Management is terminated.

TRANSFERS OF INTERESTS

         No person shall become a substituted Limited Partner without the written consent of the Manager, which consent may be withheld for any reason in the Manager's sole and absolute discretion. Limited Partner interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Limited Partner or (ii) with the written consent of the Manager (which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances) in connection with a transfer to a family trust or other entity that does not result in a change of beneficial ownership. Notice to the Manager of any proposed transfer must include evidence satisfactory to the Manager that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Partnership with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1 million, and must be accompanied by a properly completed subscription agreement. The Manager is not authorized under the Partnership Agreement to consent to a transfer of an interest or portion thereof of a Limited Partner unless the entire interest of the Limited Partner is transferred to a single transferee and after such transfer the balance of the capital account of the transferee (and any Partner transferring less than its entire interest) is not less than $150,000.

         Any transferee that acquires an interest or portion thereof in the Partnership by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Limited Partner or otherwise, shall be entitled to the allocations and distributions allocable to the interest so acquired and to transfer such interest in accordance with the terms of the Partnership Agreement, but shall not be entitled to the other rights of a Limited Partner unless and until such transferee becomes a substituted Limited Partner as provided in the Partnership Agreement. If a Limited Partner transfers an interest or portion thereof with the approval of the Manager, under the policies established by the Individual General Partners, the Manager shall promptly take all necessary actions so that each transferee or successor to whom such interest or portion thereof is transferred is admitted to the Partnership as a Limited Partner. Each Limited Partner and transferee must pay all expenses, including attorneys' and accountants' fees, incurred by the Partnership in connection with such transfer.

         By subscribing for an interest in the Partnership, each Limited Partner has agreed to indemnify and hold harmless the Partnership, the Individual General Partners, the Manager, each other Limited Partner and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Limited Partner in violation of these provisions or any misrepresentation made by such Limited Partner in connection with any such transfer.

         The Manager may not transfer its interest as a General Partner except to a person who has agreed to be bound by all of the terms of the Partnership Agreement and, if the transfer would constitute an "assignment" within the meaning of the 1940 Act, with the prior approval of (a) the Individual General Partners (including a majority of the Independent General Partners) by vote cast in person at a meeting called for such purpose, and (b) Partners holding a majority of the total number of votes eligible to be cast by all Partners. Individual General Partners may not transfer their interests as Individual General Partners.

                                  TAX ASPECTS

         The following is a summary of certain aspects of the income taxation of the Partnership and its Partners which should be considered by a prospective Limited Partner. The Partnership has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Partnership, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Partnership as a partnership for Federal income tax purposes.

         This summary of certain aspects of the Federal income tax treatment of the Partnership is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Partnership. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

         EACH PROSPECTIVE LIMITED PARTNER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE PARTNERSHIP.

         In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Confidential Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Partnership is consistent with their overall investment plans. Each prospective tax-exempt Limited Partner is urged to consult its own counsel regarding the acquisition of Interests.

TAX TREATMENT OF PARTNERSHIP OPERATIONS

         CLASSIFICATION OF THE PARTNERSHIP. The Partnership has received an opinion of Schulte Roth & Zabel LLP, counsel to the Partnership, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the General

Partners, the Partnership will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

         Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Partnership will not be traded on an established securities market. Regulations (the "Regulations") concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Partnership will not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Regulations if, as is anticipated, the Partnership has more than 100 Partners.

         The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Schulte Roth & Zabel LLP has also render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Partnership as well as the legislative history to
Section 7704 and the text of the Regulations, the interests in the Partnership will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Partnership will not be treated as a publicly traded partnership taxable as a corporation.

         Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Partnership should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Partnership would be subject to corporate income tax when recognized by the Partnership; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Partners to the extent of the current or accumulated earnings and profits of the Partnership; and Partners would not be entitled to report profits or losses realized by the Partnership.

         As a partnership, the Partnership is not itself subject to Federal income tax. The Partnership files an annual partnership information return with the Service which reports the results of operations. Each Partner is required to report separately on its income tax return its distributive share of the Partnership's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Partner is taxed on its distributive share of the Partnership's taxable income and gain regardless of whether it has received or will receive a distribution from the Partnership.

         ALLOCATION OF PROFITS AND LOSSES. Under the Partnership Agreement, the Partnership's net capital appreciation or net capital depreciation for each accounting period is allocated among the Partners and to their capital accounts without regard to the amount of income or loss actually recognized by the Partnership for Federal income tax purposes. The Partnership Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Partnership for each fiscal year generally are to be allocated for income tax purposes among the Partners pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Partnership's net capital appreciation or net capital depreciation allocated to each Partner's capital account for the current and prior fiscal years. A Partner that contributes property other than cash (including amounts of accrued interest) to the Partnership will be specifically allocated items of income, deduction, gain, loss or credit attributable to such property to the extent of the difference, if any, between the book value and the adjusted tax basis at the time of such contribution.

         Under the Partnership Agreement, the Manager has the discretion to allocate specially an amount of the Partnership's net capital gains (including short-term capital gain) for Federal income tax purposes to a withdrawing Limited Partner to the extent that the Partner's capital account exceeds its Federal income tax basis in its partnership interest. There can be no assurance that, if the Manager makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Partnership's gains allocable to the remaining Partners would be increased.

         A Limited Partner admitted to the Partnership other than as of January 1 of a fiscal year will be allocated its distributive share of Partnership tax items at the end of its year of admission based on its pro rata share of the Partnership's capital. Such allocation does not account for the possibility of a subsequent reallocation in the following year to the Manager in respect of the initial Incentive Allocation. The Manager, in its discretion, may attempt to minimize any negative tax consequences which may result to a Partner from the foregoing, including by utilizing special allocations of Partnership tax items. However, there is no assurance that any such attempt will successfully minimize any negative tax consequence resulting to a Partner from the initial Incentive Allocation.

         TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Partnership Agreement, at the request of a Partner, the Manager, in its sole discretion, may cause the Partnership to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Manager does not presently intend to make such election.

         The Manager decides how to report the partnership items on the Partnership's tax returns, and all Partners are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Partnership are audited by the Service, the tax treatment of the

Partnership's income and deductions generally is determined at the partnership level in a single proceeding rather than by individual audits of the Partners. The Manager, designated as the "Tax Matters Partner", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Partners. In addition, the Tax Matters Partner has the authority to bind certain Partners to settlement agreements and the right on behalf of all Partners to extend the statute of limitations relating to the Partners' tax liabilities with respect to Partnership items.

TAX CONSEQUENCES TO A WITHDRAWING LIMITED PARTNER

         A Limited Partner receiving a cash liquidating distribution from the Partnership, in connection with a complete withdrawal from the Partnership generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Limited Partner and such Limited Partner's adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term or long-term depending upon the Limited Partner's holding period for its interest in the Partnership. However, a withdrawing Limited Partner will recognize ordinary income to the extent such Limited Partner's allocable share of the Partnership's "unrealized receivables" exceeds the Limited Partner's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Partnership will be treated as an unrealized receivable, with respect to which a withdrawing Limited Partner would recognize ordinary income. A Limited Partner receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Limited Partner's adjusted tax basis in its partnership interest.

         As discussed above, the Partnership Agreement provides that the Manager may specially allocate items of Partnership capital gain (including short-term capital gain) to a withdrawing Limited Partner to the extent its liquidating distribution would otherwise exceed its adjusted tax basis in its partnership interest. Such a special allocation may result in the withdrawing Partner recognizing capital gain, which may include short-term gain, in the Partner's last taxable year in the Partnership, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

         Distributions of property other than cash, whether in complete or partial liquidation of a Limited Partner's interest in the Partnership, generally will not result in the recognition of taxable income or loss to the Limited Partner (except to the extent such distribution is treated as made in exchange for such Limited Partner's share of the Partnership's unrealized receivables).*

---------------------------

* It should be noted, however, that gain generally must be recognized where the distribution consists of marketable securities unless the distributing partnership is an "investment partnership" and the recipient is an "eligible partner" as defined in Section 731(c) of the Code. While there can be no assurance, the General Partner anticipates that the Partnership will qualify as an "investment partnership." Thus, if a Limited Partner is an "eligible partner", which term should include a Limited Partner whose sole contributions to the Partnership consisted of cash, the nonrecognition rule described above should apply.

TAX TREATMENT OF PARTNERSHIP INVESTMENTS

         IN GENERAL. The Partnership expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

         Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - 'Section 988' Gains or Losses" below) and certain other transactions described below, the Partnership expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Partnership maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to "Section 1256 contracts" may serve to alter the manner in which the Partnership's holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Partnership.

         The maximum ordinary income tax rate for individuals is 39.6 percent and the maximum individual income tax rate for long-term capital gains is 28 percent (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest" below), although in either case the actual rate may be higher due to the phase out of certain tax deductions and exemptions. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35 percent. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

         The Partnership may realize ordinary income from accruals of interest and dividends on securities. The Partnership may hold debt obligations with "original issue discount." In such case, the Partnership would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Partnership may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Partnership generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Partnership. The Partnership may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving derivative instruments, such as swap transactions, entered into by the Partnership also may constitute ordinary income or loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.*

         CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Partnership frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Partnership's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Partnership on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Partnership accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Partnership actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

         As indicated above (See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS
- Foreign Securities"), the Partnership may acquire foreign currency forward contracts. Generally, any gain or loss realized by the Partnership with respect to any forward currency contracts will be ordinary, unless (i) the contract is a capital asset in the hands of the Partnership and is not a part of a straddle transaction and (ii) the Partnership makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

         SECTION 1256 CONTRACTS. In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Partnership at the end of each taxable year of the Partnership are treated for Federal income tax purposes as if they were sold by the Partnership for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together

---------------------------

* Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Partnership in computing its taxable income for such year. If a Section 1256 Contract held by the Partnership at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

         Capital gains and losses from such Section 1256 contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - 'Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts."

         MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts.

         Pursuant to Temporary Regulations, the Partnership may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Partnership will be accepted by the Service.

         SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Partnership's hands. Except with respect to certain situations where the property used by the Partnership to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Partnership. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Partnership for more than one year.

         EFFECT OF STRADDLE RULES ON PARTNERS' SECURITIES POSITIONS. The Service may treat certain positions in securities held (directly or indirectly) by a Partner and its indirect interest in similar securities held by the Partnership as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Partner's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

         LIMITATION ON DEDUCTIBILITY OF INTEREST.  For noncorporate taxpayers,
Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness incurred or continued to purchase or carry property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "investment income," consisting of net gain and ordinary income derived from investments in the current year. For this purpose, any long-term capital gain is excluded from investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

         For purposes of this provision, the Partnership's activities will be treated as giving rise to investment income for a Limited Partner, and the investment interest limitation would apply to a noncorporate Limited Partner's share of the interest and short sale expenses attributable to the Partnership's operation. In such case, a noncorporate Limited Partner would be denied a deduction for all or part of that portion of its distributive share of the Partnership's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Partnership. A Limited Partner that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Limited Partner on money borrowed to finance its investment in the Partnership. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

         DEDUCTIBILITY OF PARTNERSHIP INVESTMENT EXPENDITURES BY NONCORPORATE PARTNERS. Investment expenses (e.g., investment advisory fees) of an individual, trust and estate are deductible only to the extent they exceed 2% of adjusted gross income.* In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 1997, $121,200 or $60,600 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.


---------------------------

* However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Limited Partners that are trusts or estates should consult their tax advisors as to the applicability of this case to the investment expenses that are allocated to them.

         Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility will apply to a noncorporate Limited Partner's share of the expenses of the Partnership, including the Management Fee. Although the Partnership intends to treat the Incentive Allocation (including the initial Incentive Allocation) to the Manager as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat such allocations as an investment expense which is subject to the limitations.

         The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Limited Partners should consult their tax advisers with respect to the application of these limitations.

         APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES.
The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Partnership's securities trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Limited Partner's share of income and gain from the Partnership. Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

         "PHANTOM INCOME" FROM PARTNERSHIP INVESTMENTS. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Partnership in certain foreign corporations may cause a Limited Partner to (i) recognize taxable income prior to the Partnership's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long term capital gain.

FOREIGN TAXES

         It is possible that certain dividends and interest received by the Partnership from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Partnership may also be subject to capital gains taxes in some of the foreign countries where it purchases and sells securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict the rate of foreign tax the Partnership will pay in advance since the amount of the Partnership's assets to be invested in various countries is not known.

         The Partners will be informed by the Partnership as to their proportionate share of the foreign taxes paid by the Partnership, which they will be required to include in their income. The Partners generally will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Partner that is tax exempt will not ordinarily benefit from such credit or deduction.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Partner's Federal tax (before the credit) attributable to its total foreign source taxable income. A Partner's share of the Partnership's dividends and interest from non-U.S. securities generally will qualify as foreign source income. Generally, the source of income realized upon the sale of personal property, such as securities, will be based on the residence of the seller. In the case of a partnership, the determining factor is the residence of the partner. Thus, absent a tax treaty to the contrary, the gains from the sale of securities allocable to a Partner that is a U.S. resident will be treated as derived from U.S. sources (even though the securities are sold in foreign countries); and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will also be treated as ordinary income derived from U.S. sources.

         The limitation on the foreign tax credit is applied separately to foreign source passive income, such as dividends and interest. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, Partners may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Partnership. The foregoing is only a general description of the foreign tax credit under current law. Moreover, since the availability of a credit or deduction depends on the particular circumstances of each Partner, Partners are advised to consult their own tax advisers.

UNRELATED BUSINESS TAXABLE INCOME

         Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.*

         This general exemption from tax does not apply to the UBTI of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Partnership's income (or loss) from these investments may constitute UBTI.



---------------------------

* With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

         The Partnership may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin.* Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Partnership will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI. To the extent the Partnership recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

         To the extent the Partnership recognizes capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Partnership, an allocable portion of deductions directly connected with the Partnership's debt-financed property is taken into account. Thus, for instance, a percentage of capital losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

         Since the calculation of the Partnership's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Partnership from time to time,** it is impossible to predict what percentage of the Partnership's income and gains will be treated as UBTI for a Limited Partner which is an exempt organization. An exempt organization's share of the income or gains of the Partnership which is treated as UBTI may not be offset by losses of the exempt organization either from the Partnership or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

         To the extent that the Partnership generates UBTI, the applicable Federal tax rate for such a Limited Partner generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Partnership will be required to report to a Partner which is an exempt organization information as to the portion, if any, of its income and gains from the Partnership for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the

---------------------------

* Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

** The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Partnership. An exempt organization is required to make estimated tax payments with respect to its UBTI.

Partnership is highly complex, and there is no assurance that the Partnership's calculation of UBTI will be accepted by the Service.

         In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Partnership's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Partnership generally should not affect the tax-exempt status of such an exempt organization.* However, a charitable remainder trust will not be exempt from Federal income tax under
Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Partnership. (See "ERISA CONSIDERATIONS.")

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

         PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.

         In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Partnership would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Partnership is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Limited Partner which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Partnership. Of course, this factor would create less of a


---------------------------

* Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Limited Partner should consult its tax adviser in this regard.

problem to the extent that the value of the investment in the Partnership is not significant in relation to the value of other assets held by a foundation.

         In some instances, an investment in the Partnership by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Partnership, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Partnership in order to avoid the imposition of an excise tax.

         A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

         QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts ("IRA's") and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA CONSIDERATIONS.")

         ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.


STATE AND LOCAL TAXATION

         In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Partnership. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Partner's distributive share of the taxable income or loss of the Partnership generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

         A partnership in which the Partnership acquires an interest may conduct business in a jurisdiction which will subject to tax a Limited Partner's share of the Partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Limited Partner is a resident.

         The Partnership should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable if a partnership in which the Partnership invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual Partner should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Partnership. A nonresident individual Partner will not be subject to New York City earnings tax on nonresidents with respect to his investment in the Partnership.

         Individual Limited Partners who are residents in New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. This limitation would likely apply to a Limited Partner's share of some or all of the Partnership's expenses. Prospective Limited Partners are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

         For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a limited partnership interest in a partnership which does business in New York State and New York City, respectively.* Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a limited partner in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

         Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership", which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Partnership's qualification as such a portfolio investment partnership must be determined on an annual basis and with respect to a taxable year, the Partnership may not qualify as a portfolio investment partnership.

         A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is

---------------------------

* New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

                              ERISA CONSIDERATIONS

         Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Partnership.

         ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "TAX ASPECTS - Unrelated Business Taxable Income" and "- Certain Issues Pertaining to Specific Exempt Organizations"), and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Partnership, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Partnership may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

         Because the Partnership will register as an investment company under the 1940 Act, the underlying assets of the Partnership should not be considered to be "plan assets" of the ERISA Plans investing in the Partnership for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, neither the Manager nor the Individual General Partners will be fiduciaries within the meaning of ERISA.

         The Manager will require an ERISA Plan proposing to invest in the Partnership to represent that it, and any fiduciaries responsible for the Plan's investments, are aware of and understand the Partnership's investment objective, policies and strategies, that the decision to invest plan assets in the Partnership was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

         Certain prospective Plan investors may currently maintain relationships with the Manager or the Individual General Partners or other entities which are affiliated with the Manager or the Individual General Partners. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with counsel to determine if participation in the Partnership is a transaction which is prohibited by ERISA or the Code. Additional conditions may be imposed on such ERISA Plan investors, and the fiduciaries of such an ERISA Plan will be required to represent that the decision to invest in the Partnership was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decision and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Partnership.

         The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Confidential Memorandum, is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of interests.

                     ADDITIONAL INFORMATION AND SUMMARY OF
                         LIMITED PARTNERSHIP AGREEMENT

         The following is a summary description of additional items and of select provisions of the Partnership Agreement which are not described elsewhere in this Confidential Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Partnership Agreement.

LIABILITY OF LIMITED PARTNERS

         Pursuant to applicable Delaware law, Limited Partners are not generally personally liable for obligations of the Partnership unless, in addition to the exercise of their rights and powers as Limited Partners, they participate in the control of the business of the Partnership. Any such Limited Partner would be liable only to persons who transact business with the Partnership reasonably believing, based on such Limited Partner's conduct, that the Limited Partner is a General Partner. Under the terms of the Partnership Agreement, the Limited Partners do not have the right to take part in the control of the Partnership, but they may exercise the right to vote on matters requiring approval under the 1940 Act and on certain other matters. Although such right to vote should not constitute taking part in the control of the Partnership's business under applicable Delaware law, there is no specific statutory or other authority for the existence or exercise of some or all of these powers in some other jurisdictions. To the extent that the Partnership is subject to the jurisdiction of courts in jurisdictions other than the State of Delaware, it is possible that these courts may not apply Delaware law to the question of the limited liability of the Limited Partners.

         Under Delaware law and the Partnership Agreement, each Limited Partner may be liable up to the amount of any contributions to the capital of the Partnership (plus any accretions in value thereto prior to withdrawal) and a Limited Partner may be obligated to return to the Partnership amounts distributed to him in accordance with the Partnership Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Partnership exceed the fair market value of the Partnership's assets.

DUTY OF CARE OF GENERAL PARTNERS

         The Partnership Agreement provides that a General Partner shall not be liable to the Partnership or any of the Limited Partners for any loss or damage occasioned by any act or omission in the performance of such General Partner's services as a General Partner in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such General Partner's office. The Partnership Agreement also contains provisions for the indemnification, to the extent permitted by law, of a General Partner by the Partnership (but not by the Limited Partners individually) against any liability and expense to which such General Partner may be liable as a General Partner which arise in connection with the performance of such General Partner's activities on behalf of the Partnership. General Partners shall not be personally liable to any Limited Partner for the repayment of any positive balance in such Limited Partner's capital account or for contributions by such Limited Partner to the capital of the Partnership or by reason of any change in the Federal or state income tax laws applicable to the Partnership or its investors. The rights of indemnification and exculpation provided under the Partnership Agreement shall not be construed so as to provide for indemnification of a General Partner for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Partnership Agreement to the fullest extent permitted by law.

AMENDMENT OF THE PARTNERSHIP AGREEMENT

         The Partnership Agreement may be amended with the approval of (i) the Individual General Partners (including the vote of a majority of the Independent General Partners, if required by the 1940 Act), (ii) the Manager and (iii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership. Certain amendments involving capital accounts and allocations thereto may not be made without the consent of any Partner adversely affected thereby or unless each Limited Partner has received notice of such amendment and any Limited Partner objecting to such amendment has been allowed a reasonable opportunity to tender its entire interest for repurchase by the Partnership. However, the Manager may at any time without the consent of the other Partners of the Partnership amend the Partnership Agreement to (i) reflect any change in the Partners or their respective capital contributions,
(ii) restate the Partnership Agreement, (iii) effect compliance with any applicable law or regulation, or (iv) make such changes as may be necessary to assure the Partnership's continuing eligibility for U.S. Federal income tax purposes as a partnership not treated as a corporation under Section 7704(a) of the Code, subject to the requirement that any amendment of the Partnership Agreement made pursuant to items (iii) or (iv) above shall be valid only if approved by the Individual General Partners.

POWER OF ATTORNEY

         By subscribing for an interest in the Partnership, each Partner will appoint the Manager his attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Partnership as a Limited Partnership under Delaware law or signing all instruments effecting authorized changes in the Partnership or the Partnership Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Partnership.

         The power-of-attorney granted as part of each Partner's subscription agreement is a special power-of-attorney and is coupled with an interest in favor of the Manager and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Limited Partner granting such power-of-attorney, and shall survive the delivery of a transfer by a Partner of the whole or any portion of such Partner's interest, except that where the transferee thereof has been approved by the Individual General Partners for admission to the Partnership as a substitute Partner, or upon the withdrawal of a Partner from the Partnership pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

TERM, DISSOLUTION AND LIQUIDATION

         The Partnership shall be dissolved:

         o       upon the affirmative vote to dissolve the Partnership by both
                 (1) the Individual General Partners and (2) Partners holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Partners;

         o upon either of (1) an election by the Manager to dissolve the Partnership or (2) the termination of the Manager's status as such, unless as to either event both (A) the Individual General Partners, and (B) Partners holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Partners shall elect within 60 days after such event to continue the business of the Partnership and either a person has been admitted to the Partnership as the Manager or one or more General Partners have agreed to make such contributions to the capital of the Partnership as are required to be made by the Manager;

         o upon the expiration of any two year period which commences on the date on which any Limited Partner has submitted a written notice to the Partnership requesting to tender his entire interest for repurchase by the Partnership if such Limited Partner has not been permitted to do so at any time during such period;

         o on December 31, 2021, unless both (1) the Individual General Partners and (2) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership shall elect within 60 days of such date to continue the business of the Partnership;

         o upon the failure of Partners to elect successor Individual General Partners at a meeting called by the Manager when no Individual General Partner remains to continue the business of the Partnership; or

         o       as required by operation of law.

         Upon the occurrence of any event of dissolution, the General Partners (or a liquidator, if the General Partners are unable to perform this function) are charged with winding up the affairs of the Partnership and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "CAPITAL ACCOUNTS AND ALLOCATIONS - Allocation of Net Profits and Net Loss".

         Upon the liquidation of the Partnership, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Partnership (other than debts to Partners) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Partners, and (3) finally to the Partners proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the General Partners or liquidator determines that such a distribution would be in the interests of the Partners in facilitating an orderly liquidation.

REPORTS TO PARTNERS

         The Partnership will furnish to Partners as soon as practicable after the end of each taxable year such information as is necessary for such Partners to complete Federal and state income tax or information returns, along with any other tax information required by law. The Partnership will send to Partners a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Manager regarding the Partnership's operations during such period will also be sent to Partners.

FISCAL YEAR

         The Partnership's fiscal year is the twelve month period ending on December 31. The first fiscal year of the Partnership will commence on the date of the initial closing and will end on December 31, 1997.

ACCOUNTANTS AND LEGAL COUNSEL

         The Individual General Partners have selected Ernst & Young LLP as the independent public accountants of the Partnership. Ernst & Young LLP's principal business address is located at 787 Seventh Avenue, 15th Floor, New York, New York.

         Schulte Roth & Zabel LLP, New York, New York, acts as legal counsel to the Partnership and to the Manager in connection with this Confidential Memorandum and as legal counsel to the Manager, its members and their affiliates with respect to certain other matters. Stroock & Stroock & Lavan, New York, New York, acts as legal counsel to the Independent General Partners.

CUSTODIAN

         Morgan Stanley Trust Company ("Morgan Stanley") serves as the primary custodian of the Partnership's assets, and may maintain custody of the Partnership's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Individual General Partners of the Partnership in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Partnership are not held by the Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. Morgan Stanley's principal business address is One Evertrust Plaza, Jersey City, New Jersey 07302.

INQUIRIES

         Inquiries concerning the Partnership and interests in the Partnership (including information concerning subscription and withdrawal procedures) should be directed to:

                          Troon Management, L.L.C.
                          c/o Oppenheimer & Co., Inc.
                          Oppenheimer Tower
                          One World Financial Center
                          33rd Floor
                          200 Liberty Street
                          New York, New York  10281
                          Telephone: 212-667-4225
                          Telecopier: 212-667-4839

                          For additional information contact:
                          Joyce Martin O'Brien
                          Senior Vice President
                          Oppenheimer & Co., Inc.

                                 *  *  *  *  *

         All potential investors in the Partnership are encouraged to consult appropriate legal and tax counsel.

                                   APPENDIX A

                            PERFORMANCE INFORMATION

         Troon Management, L.L.C. (the "Manager") expects to employ an investment program for Troon Partners, L.P. (the "Partnership") that is substantially similar to the investment program employed by Morris Mark for a private investment partnership ("Mark LP") and by MAMC for accounts (including investment funds) that utilize, among other tools, leverage (the "MAMC Accounts" and, together with Mark LP, the "Accounts").

         Because of the similarity of investment programs, as a general matter, the Manager will consider participation by the Partnership in all appropriate investment opportunities that are under consideration by Morris Mark and MAMC for investment by Mark LP and the MAMC Accounts, respectively. The Manager will evaluate for the Partnership a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy to be used by Mark LP or the MAMC Accounts is appropriate and feasible for the Partnership at that particular time. Because these considerations may differ for the Partnership and the Accounts in the context of any particular investment opportunity, the investment activities of the Partnership and the Accounts may differ from time to time. (See "CONFLICTS OF INTEREST - Participation in Investment Opportunities.")

         THE FOLLOWING TABLES SET FORTH THE PERFORMANCE RECORD OF MARK LP AND COMPOSITE PERFORMANCE OF THE MAMC ACCOUNTS FOR THE PERIODS INDICATED. THE TABLES SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. THIS PERFORMANCE AND THE STATISTICAL INFORMATION INCLUDED HEREIN HAVE BEEN OBTAINED FROM SOURCES BELIEVED TO BE RELIABLE BUT ARE NOT WARRANTED AS TO ACCURACY OR COMPLETENESS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE PARTNERSHIP AND THOSE OF THE ACCOUNTS AND THAT THEIR FEES AND EXPENSES DIFFER. FUTURE PERFORMANCE OF THE PARTNERSHIP AND THE ACCOUNTS MAY DIFFER.

                                    TABLE 1

                             PERFORMANCE RECORD OF

                                    MARK LP




                  YEAR                                 MARK LP                                S&P 500
                1985*                                    12.45%                                 12.54%
                1986                                     35.23                                  18.56
                1987                                     40.67                                   5.10
                1988                                     31.11                                  16.61
                1989                                     56.69                                  31.69
                1990                                    -14.66                                  -3.10
                1991                                     48.74                                  30.47
                1992                                      9.84                                   7.62
                1993                                     25.07                                  10.08
                1994                                    -15.36                                   1.32
                1995                                     30.04                                  37.58
                1996**                                   16.00                                  25.44
           Cumulative Return
             1985 - 1996***                             878.40                                 463.97



*     For the period July 1, 1985 through December 31, 1985.

**    Through November 30, 1996.

***   For the period July 1, 1985 through November 30, 1996.

         The above returns are net of all fees and expenses and a 20% incentive allocation payable to Morris Mark, the general partner and investment manager of Mark LP. Unlike the Partnership, Mark LP does not pay a management fee.
The above returns are based upon the results achieved by an investor who invested $1 million at the commencement of the Mark LP's operations. At all times under consideration, Mark LP's assets under management were between $10 million and $290 million. Performance of the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is provided for comparison purposes. Mark LP, however, does not restrict its investments in securities only to those securities comprising the S&P 500. Cumulative return is calculated by using a compounded, time-weighted return. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                    TABLE 2

                                   COMPOSITE

                             PERFORMANCE RECORD OF

                                 MAMC ACCOUNTS




                     YEAR                                MAMC COMPOSITE                            S&P 500
                     1987*                                    11.81%                                 -8.15%
                     1988                                     30.56                                  16.61
                     1989                                     57.32                                  31.69
                     1990                                    -14.65                                  -3.10
                     1991                                     48.54                                  30.47
                     1992                                      9.27                                   7.62
                     1993                                     25.24                                  10.08
                     1994                                    -12.57                                   1.32
                     1995                                     29.99                                  37.58
                     1996**                                   18.06                                  25.44
             Cumulative Return
               1987 - 1996***                                434.61                                 269.39



*     For the period February 1, 1987 through December 31, 1987.

**    Through November 30, 1996.

***   For the period February 1, 1987 through November 30, 1996.




         The above MAMC composite returns are shown net of certain expenses, including advisory fees, paid to MAMC by the accounts included in the composite. The advisory fees mentioned above are asset based fees plus performance based fees or, in certain cases, asset based fees in lieu of performance based fees in years where performance based fees were not earned. The composite reflects the performance of all accounts (including investment funds) that were managed during the periods shown by MAMC in accordance with an investment program that utilizes, among other tools, leverage, which program is substantially similar to the Partnership's expected investment program. In circumstances where the investment program being used for an account changed (either as a result of a client's direction or as a result of a decision made by MAMC in light of a change in the client's investment goals or risk tolerance) so as to no longer be the same as the investment program used for other accounts in the composite, that account was removed prospectively from the composite. All determinations as to the accounts included in the composite, as well as the performance information and composite methodology, were made by MAMC. The composite returns are dollar-weighted averages of the individual returns of the accounts included in the composite. At all times under consideration, the MAMC Accounts' assets under management were between $13 million and $208 million. Performance of the S&P 500 is provided for comparison purposes. The accounts, however, do not restrict their investments in securities only to those securities comprising the S&P 500. Cumulative return is calculated by using a compounded, time-weighted return. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                    FORM N-2

                              TROON PARTNERS, L.P.

                           PART C - OTHER INFORMATION

         ITEM 24.         FINANCIAL STATEMENTS AND EXHIBITS

                 (1)      Financial Statements:

                          Because Registrant has no assets, financial statements are omitted.

                 (2)      Exhibits:

                          (a)     (1)      Certificate of Limited Partnership.
                                  (2)      Limited Partnership Agreement.
                          (b)     Not Applicable.
                          (c)     Not Applicable.
                          (d)     See Item 24(2)(a)(2).
                          (e)     Not Applicable.
                          (f)     Not Applicable.
                          (g)     See Item 24(2)(a)(2).
                          (h)     Placement Agency Agreement
                          (i)     Not Applicable.
                          (j)     Custody Agreement.
                          (k)     (1)      Management and Administration
                                           Agreement.
                                  (2)      Administration, Accounting and
                                           Investor Services Agreement.
                          (l)     Not Applicable.
                          (m)     Not Applicable.
                          (n)     Not Applicable.
                          (o)     Not Applicable.
                          (p)     Not Applicable.
                          (q)     Not Applicable.
                          (r)     Not Applicable.

         ITEM 25.         MARKETING ARRANGEMENTS

                 Not Applicable.

         ITEM 26.         OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


                  Blue Sky Fees and Expenses (including fees
                     of counsel) . . . . . . . . . . . . . . . . . . .  . .           $ 14,000
                  Legal fees and expenses . . . . . . . . . . . . . . . . .            100,000
                  Printing and engraving  . . . . . . . . . . . . . . . . .            100,000
                  Offering Expenses . . . . . . . . . . . . . . . . . . . .             50,000
                  Miscellaneous . . . . . . . . . . . . . . . . . . . . . .            136,000
                                                                                      --------
                                                                                      $400,000
                                                                                      ========


         ITEM 27.         PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         After completion of the private offering of interests, Registrant expects that no person will be directly or indirectly under common control with Registrant, except that Registrant may be deemed to be controlled by Troon Management, L.L.C., a general partner of the Registrant, which, in turn, is controlled by Oppenheimer & Co., Inc. Information regarding the ownership of Oppenheimer & Co., Inc. is set forth in its Form ADV, as filed with the Commission (File No. 801-10574).

         ITEM 28.         NUMBER OF HOLDERS OF SECURITIES

 Title of Class                                      Number of Record Holders
 --------------                                      ------------------------
 Limited Partnership Interests                       1  (Registrant anticipates that as a result of
                                                     the private offering of interests there will be
                                                     more than 100 record holders of such interests
                                                     in the future.)

         ITEM 29.         INDEMNIFICATION


         Reference is made to Section 3.9 of Registrant's Limited Partnership Agreement (the "Partnership Agreement") filed as Exhibit 2(a)(2) hereto. Registrant hereby undertakes that it will apply the indemnification provision of the Partnership Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.


         Registrant, in conjunction with the Manager, Registrant's Individual General Partners and other registered investment management companies managed by the Manager or its affiliates, maintains insurance on behalf of any person who is or was an Independent General Partner, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as an Independent General Partner, director, officer employee or agent of another managed investment company, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. However, in no event will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

         ITEM 30.         BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of Registrant, and each director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Registrant's Confidential Memorandum in the sections entitled "THE MANAGER, OPCO AND MAMC." Information as to the directors and officers of Oppenheimer & Co., Inc. is included in its Form ADV as filed with the Commission (File No. 801-10574), and is incorporated herein by reference. Information as to the directors and officers of Mark Asset Management Corporation is included in its Form ADV as filed with the Commission (File No. 801-28992), and is incorporated herein by reference.

         ITEM 31.         LOCATION OF ACCOUNTS AND RECORDS


         The Administrator maintains certain required accounting related and financial books and records of Registrant at PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Manager c/o Oppenheimer & Co., Inc., Oppenheimer Tower, One World Financial Center, 33rd Floor, 200 Liberty Street, New York, New York 10281.


         ITEM 32.         MANAGEMENT SERVICES

         Not applicable.

         ITEM 33.         UNDERTAKINGS

         Not Applicable.

                                    FORM N-2

                              TROON PARTNERS, L.P.

                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 31st day of December, 1996.


                              TROON PARTNERS, L.P.

                              By:     TROON MANAGEMENT, L.L.C.
                                      General Partner

                              By:     OPPENHEIMER & CO., INC.
                                      Managing Member

                              By:     /s/ Mitchell A. Tanzman
                                      --------------------------------------
                                      Mitchell A. Tanzman
                                      Managing Director

                                    FORM N-2

                              TROON PARTNERS, L.P.

                                 EXHIBIT INDEX

EXHIBIT NUMBER            DOCUMENT DESCRIPTION

          (a)              (1)     Certificate of Limited Partnership
                           (2)     Limited Partnership Agreement
          (c)                      Not Applicable
          (d)                      See Exhibit (a)(2)
          (e)                      Not Applicable
          (f)                      Not Applicable
          (g)                      See Exhibit (a)(2)
          (h)                      Placement Agency Agreement
          (i)                      Not Applicable
          (j)                      Custodian Agreement
          (k)              (1)     Management and Administration Agreement
                           (2)     Administration, Accounting and Investor
                                   Services Agreement
          (l)                      Not Applicable
          (m)                      Not Applicable
          (n)                      Not Applicable
          (o)                      Not Applicable
          (p)                      Not Applicable
          (q)                      Not Applicable